As filed with the Securities and Exchange Commission on April 28, 2017

Registration No. 333-164146

811-2143

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 9

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT W

(formerly, John Hancock Variable Annuity Account U)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2017, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Accommodator Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

May 1, 2017

This Prospectus describes interests in deferred or immediate Accommodator Variable Annuity Contracts that were previously issued by John Hancock Life Insurance Company (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA.

This Prospectus describes the variable portion of the Contract to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value and Variable Annuity payments will vary according to the investment performance of the Variable Investment Options under the Contract. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account W (the “Separate Account”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B	International Value Trust
Active Bond Trust	Lifestyle Balanced MVP
Blue Chip Growth Trust	Lifestyle Balanced PS Series
Capital Appreciation Trust	Mid Cap Stock Trust
Core Strategy Trust	Mid Value Trust
Equity Income Trust	Money Market Trust[1]
Fundamental All Cap Core Trust	Real Estate Securities Trust
Global Bond Trust	Short Term Government Income Trust
High Yield Trust	Small Cap Growth Trust
International Equity Index Trust B	Total Bond Market Trust B
Ultra Short Term Bond Trust

1 Subject to restrictions (see “IV. Basic Information – Allocation of Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center
Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 824-0335	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0517:S8136	Accommodator 2017

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period: The period when we make annuity payments to you following the Maturity Date.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock Life Insurance Company (U.S.A.).

Contract: The Variable Annuity contract described by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of the Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

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Investment Options: The investment choices available to Contract Owners.

JHLICO: John Hancock Life Insurance Company.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which was not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account W. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the Separate Account.

Surrender Value: The total value of a Contract, minus any applicable premium tax. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of the Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. Please consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust (the “Trust”). The Trust is a so-called “series” type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b) Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may have accepted, rejected or modified any of the terms of a proposed Information Sharing Agreement presented to us, and we may not have entered into an Information Sharing Agreement with your Section 403(b) Plan.

For more information regarding Section 403(b) Plans, please see “VIII. Federal Tax Matters – Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering an Accommodator Variable Annuity Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you pay when you make Additional Purchase Payments under the Contract (applicable only to periodic Purchase Payment deferred Contracts). State premium taxes may also be deducted.

Contract Owner Transaction Expenses[1]	Accommodator Variable Annuity
Sales Charge imposed at time of purchase on single Purchase Payment immediate Contracts (as a percentage of Purchase Payments)[2]	4%	of the first $10,000
	3%	of the next $15,000
	2%	of the next $75,000
	1%	of all amounts over $100,000 plus a $50 administrative expense deduction
Sales Charge imposed at time of purchase on single Purchase Payment deferred Contracts (as a percentage of Purchase Payment)[2]	4.5%	of the first $10,000
	3.5%	of the next $15,000
	2.5%	of the next $75,000
	1%	of all amounts over $100,000 plus a $50 administrative expense deduction
Sales Charge imposed at time of purchase on periodic Purchase Payment deferred Contracts (as a percentage of Purchase Payments)[2]	8%	of the first $10,000
	7%	of the next $15,000
	3%	of all amounts over $25,000

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.
[2]	The minimum death benefit charge included in the above sales loads is 0.50%. Because no minimum death benefit is provided on or after the Contract Anniversary nearest the Annuitant’s 65th birthday, no deduction is made for this benefit from payments made on or after this date. See “IV. Basic Information – Guaranteed Minimum Death Benefit.”

The next table describes the fees and expenses that you pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

Accommodator Variable Annuity
Maximum Annual Contract Fee[1]	$50
Current Annual Contract Fee (periodic Purchase Payment deferred Contracts only)[2]	$10, or, if less, 2% of the Contract Value
Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)[3]
Mortality and Expense Risk Charge[4]	0.75%
Administrative Services Charge	0.25%

Total Separate Account Annual Expenses	1.00%

[1]	This charge is not currently imposed.
[2]	This charge applies only during the Accumulation Period for periodic Purchase Payment deferred Contracts. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender. This charge does not apply to single Purchase Payment immediate or single Purchase Payment deferred Contracts.
[3]	This charge applies to all Accommodator Variable Annuity Contracts. We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2016)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees and other expenses	0.25%	1.12%

Examples

The following examples are intended to help you compare the cost of investing in an Accommodator Variable Annuity Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first set of examples assume that you invested $10,000 in a single Purchase Payment immediate annuity Contract, single Purchase Payment deferred annuity Contract, or invest in a periodic Purchase Payment deferred annuity Contract. Each of these examples also assumes that your investment has a 5% return each year and assumes the maximum annual Contact fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Accommodator Variable Annuity - single Purchase Payment immediate annuity Contract (maximum Portfolio-level total operating expenses)

	1 Year	3 Years	5 Years	10 Years
If you begin annuity payments at the earliest possible date:*	$802	$1,224	$1,671	$2,905

*	A single Purchase Payment immediate annuity Contract cannot be surrendered and must begin an annuity payment option in not more than one year from the date of issue.

Accommodator Variable Annuity - single Purchase Payment deferred annuity Contract (maximum Portfolio-level total operating expenses)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$753	$1,177	$1,626	$2,867
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$753	$1,177	$1,626	$2,867

Accommodator Variable Annuity - periodic Purchase Payment annuity Contract (maximum Portfolio-level total operating expenses)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,018	$1,472	$1,950	$3,262
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$1,018	$1,472	$1,950	$3,262

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The following set of examples also assumes that you invested $10,000 in a single Purchase Payment immediate annuity Contract, single Purchase Payment deferred annuity Contract, or invest in a periodic Purchase Payment deferred annuity Contract. Each of these examples also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Accommodator Variable Annuity - single Purchase Payment immediate annuity Contract (minimum Portfolio-level total operating expenses)

	1 Year	3 Years	5 Years	10 Years
If you begin annuity payments at the earliest possible date*	$720	$973	$1,245	$2,021

*	A single Purchase Payment immediate annuity Contract cannot be surrendered and must begin an annuity payment option in not more than one year from the date of issue.

Accommodator Variable Annuity - single Purchase Payment deferred annuity Contract (minimum Portfolio-level total operating expenses)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$670	$925	$1,199	$1,978
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$670	$925	$1,199	$1,978

Accommodator Variable Annuity - periodic Purchase Payment annuity Contract (minimum Portfolio-level total operating expenses)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$921	$1,177	$1,453	$2,236
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$921	$1,177	$1,453	$2,236

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. Basic Information

What is the Contract?

The Contract is a Variable Annuity contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Under a “variable” annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.

This Prospectus describes three versions of the Contract. One version is a periodic Purchase Payment deferred Variable Annuity contract. “Deferred” means that we will not begin to make annuity payments under the Contract until a future date (called the Maturity Date). Until then you may make Additional Purchase Payments into your Contract. This is what we mean by “periodic payment” Contract.

The second version of the Contract is a single Purchase Payment immediate Variable Annuity contract. By “single Purchase Payment” we mean that you made only one lump sum Purchase Payment. By “immediate” annuity, we mean that we start making annuity payments not more than one year after you pay your Purchase Payment.

The third form of Contract is a single Purchase Payment deferred Variable Annuity contract. Under this Contract, you paid an initial lump sum, but we don’t start making annuity payments until a future Maturity Date. You are permitted to make one Additional Purchase Payment after your initial lump sum Purchase Payment.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant if that person met our underwriting standards.

How can I invest money in a Contract?

Initial Purchase Payment

You needed an initial Purchase Payment of at least $1,000 to purchase a periodic Purchase Payment Contract and at least $5,000 to purchase a single Purchase Payment Contract (if you purchased a single Purchase Payment deferred Contract with the proceeds of fixed benefit insurance policies and annuity contracts issued by John Hancock, however, the initial single Purchase Payment needed was $2,000). We permitted you to make one Additional Purchase Payment of at least $2,500 into a single Purchase Payment deferred Contract. When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

Additional Purchase Payments

(applicable only to periodic Purchase Payment deferred Contracts)

The Contracts described in this Prospectus are no longer available for sale. If you choose to contribute more money into a periodic Purchase Payment Contract, however, each Additional Purchase Payment must be at least $50. Currently, we do not enforce this minimum Additional Purchase Payment amount, but we may do so in the future.

Limits on Additional Purchase Payments. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments to a periodic Purchase Payment Contract at any time before the Maturity Date. However, your Purchase Payments for the first Contract Year may not, unless we consent in writing, exceed twice the specified annual Purchase Payment amount in your

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Contract (payment of such specified Purchase Payments is not mandatory, however). In subsequent Contract Years, you may not pay more than twice the largest amount of Purchase Payments you paid in any previous Contract Year. We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments. Additional Purchase Payments made by check must be:

•	drawn on a U.S. bank;
•	drawn in U.S. dollars; and
•	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Additional Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire. You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

You may invest in any of the Variable Investment Options (subject to any restrictions). Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, please consider the features of other variable annuity contracts offered by us or by other life insurance companies before submitting an Additional Purchase Payment.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced.

What annuity benefits does a Contract provide?

If you have a deferred Variable Annuity Contract that is still in effect on its Maturity Date, it enters what is called the Annuity Period. An immediate annuity Contract enters the Annuity Period immediately.

During the Annuity Period, we make a series of Variable Annuity payments to you as provided under one of our several Annuity Options. Under a deferred Variable Annuity Contract, the form in which we will make the annuity payments and the proportion of such payments that will be based on each Variable Investment Option depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your choices that are in effect on the Maturity Date.

If you purchased an immediate annuity Contract, your Annuity Payment option and the Variable Investment Option or Options on which it is based, are as you elected in your purchase application.

You should carefully review the discussion under “VII. The Annuity Period,” for information about all of these choices you can make.

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To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Insurance Law Requirements

Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, guarantee periods, and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used, if any; and
•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options in which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time. Any change in allocation will be effective as of receipt of your request in Good Order at the Annuities Service Center on a Business Day.

Except as noted below, we do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VII. The Annuity Period.”

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract

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Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our dollar-cost averaging program or our Asset Rebalancing program; (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (c) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under the Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply the Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

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Procedure for Transfers among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center. Your request should include:

•	your name;
•	daytime telephone number;
•	Contract number;
•	the names of the Investment Options to and from which assets are being transferred;
•	the amount of each transfer; and
•	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or
•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Program

You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the dollar-cost averaging program:

•	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;
•	you may discontinue the program at any time;
•	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted; and

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•	the program is only available for deferred Contracts, and will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

The dollar-cost averaging program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging program does not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in the dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the dollar-cost averaging program at any time.

Please consult with your financial representative to assist you in determining whether the dollar-cost averaging program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the dollar-cost averaging program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need tomonitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

What fees and charges are deducted from my Contract?

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.00% of average account value. Of this amount, we deduct 0.75% to compensate us primarily for mortality and expense risks that we assume under the Contract and 0.25% to compensate us, in part, for administrative and clerical services. We take the deduction proportionally from each Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks and administrative services charges cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

(Applicable to periodic Purchase Payment deferred Contracts only)

We deduct an annual $10 Contract fee (or, if less, 2% of Contract Value) at the end of each Contract Year. If you surrender a Contract before the end of the Contract Year, it is taken at the time of surrender. We take the deduction proportionally from each Investment Option you are then using. We reserve the right to increase the annual Contract fee to $50.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1] Based on the state of residence at the time the tax is assessed.

[2] We pay premium tax upon receipt of Purchase Payment.

[3] 0.08% on Purchase Payments in excess of $500,000.

[4] Referred to as a “maintenance fee.”

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your deferred Contract’s Maturity Date, if the Annuitant is living, you may:

•	surrender your Contract for a cash payment of its “Surrender Value”; or
•	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax. We determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “VIII. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59 1⁄2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a withdrawal for less than $100, or if your remaining Contract Value would be less than $500. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request. Such a withdrawal may have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

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•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VIII. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal request; or
•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose a maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions.”

What happens if the Annuitant dies before my Contract’s Maturity Date?

Guaranteed Minimum Death Benefit

If the Annuitant under a deferred Contract dies before the Contract’s Maturity Date, we will pay a death benefit. If the death occurs before the Contract Anniversary nearest the Annuitant’s 65th birthday, we will pay the greater of:

•	the Contract Value; or
•	the total amount of Purchase Payments made, minus any withdrawals you have made.

If the death occurs on or after the Contract Anniversary nearest the Annuitant’s 65th birthday, we will pay an amount equal to the Contract Value.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below (if your Contract has joint Owners, these provisions apply upon the death of the first to die).

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In most cases, these provisions do not cause a problem if you are also the Annuitant under your Contract. If you have designated someone other than yourself as the Annuitant, however, your Beneficiary(ies) will have less discretion than you would have had in determining when and how the Contract Value would be paid out.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

If you die before annuity payments have begun:

•	if the Contract’s designated Beneficiary is your surviving Spouse, your Spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences.
•	if the Beneficiary is not your surviving Spouse or if the Beneficiary is your surviving Spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in the Contract on the date of your death must be:
¡	paid out in full within five years of your death; or
¡	where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.
•	If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:
¡	the Surrender Value if paid out in full within five years of your death; or
¡	where the Beneficiary is an individual, the Contract Value applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

•	any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges are deducted from my Contract? – Asset-Based Charges”).

Notice of the death of an Owner or Annuitant should be furnished promptly to the Annuities Service Center.

Calculation and Payment of Death Benefit Values

We calculate the death benefit as of the day we receive, in Good Order at the Annuities Service Center:

•	proof of death; and
•	the required instructions as to method of settlement.

We will generally pay the death benefit in a “lump sum” under our current administrative procedures to the Beneficiary you chose, unless

•	the death benefit is payable because of the Owner’s death, the designated Beneficiary is the Owner’s Spouse, and he or she elects to continue the Contract in force; or
•	an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under “Annuity Options.”

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the date of death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $2,000, we will pay it in a lump sum, regardless of any election.

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “VII. The Annuity Period - Annuity Options.”

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Do I receive Transaction Confirmations?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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V. General Information about Us, the Separate Account and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. We also have an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444, and its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Account

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account W.

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among Investment Options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account W. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account W under Massachusetts law. The Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies

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or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolio (“MVP”)

In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available an Investment Option that uses strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The MVP offered under the Contract has the following objective and strategies:

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

You can find a full description of the Lifestyle Balanced MVP Portfolio, including the investment objective, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements

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from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

All of the Portfolios are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2016, adjusted to reflect the absence of any Rule 12b-1 fee.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy, Lifestyle Balanced MVP and Lifestyle Balanced PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust B Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust Series NAV	Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
Blue Chip Growth Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series NAV	Jennison Associates LLC	Seeks long-term growth of capital.
Core Bond Trust Series NAV	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.

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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Core Strategy Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Equity Income Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Global Bond Trust Series NAV	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series NAV	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust B Series NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Value Trust[3] Series NAV	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Lifestyle Balanced MVP Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series NAV	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series NAV	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management Limited	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series NAV	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Short Term Government Income Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth Trust Series NAV	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Index Trust[5] Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Value Trust Series NAV	Wellington Management Company, LLP	Seeks long-term capital appreciation.

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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Total Bond Market Trust B Series NAV	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[3]	The International Value Trust is sub-subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[5]	The Small Cap Index Trust is not available for Contracts issued after April 30, 2003.

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VI. The Accumulation Period

Your Value in the Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option.

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in a Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

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VII. The Annuity Period

Maturity Date for Deferred Annuity Contracts

If your Contract is a deferred Contract, it will specify the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

•	at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and
•	no later than the maximum age specified in your Contract (normally age 95; in NY it’s the later of age 90 or 10 years after the date we issued your Contract).

Subject always to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “VIII. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Immediate Variable Annuity Contracts

If your Contract is an immediate Contract, Variable Annuity payments would have begun on a date mutually agreed upon between you and us. Normally, payments begin one month after the issue date of the Contract, but must begin within one year. Immediate Contracts may not be surrendered.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

For immediate annuities, you selected the Annuity Option at the time you purchased the Contract.

If the initial monthly payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $20 minimum limitation, your Beneficiary may elect an Annuity Option if:

•	you have not made an election prior to the Annuitant’s death;
•	the Beneficiary is entitled to payment of a death benefit of at least $2,000 in a single sum; and
•	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If the Contract Value, at death or surrender, is less than $2,000, no Annuity Option will be available.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

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The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option. Here’s how it works:

•	We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;
•	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one;
•	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1⁄2% per year, except as follows.

You may elect an assumed investment rate of 5%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Annuity Options

Two basic Annuity Options are available:

Option A - Life Annuity with Payments for a Guaranteed Period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will determine the present value of the payments remaining in the guaranteed period. We will compute the present value using the same actuarial assumptions as we used in determining the amount of the initial annuity payment and using the Variable Investment Option values next computed after we receive due proof of death. Ordinarily, we will make the payment within seven days thereafter.

Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B - Life Annuity without Further Payment on Death of Payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Additional Annuity Option for immediate annuities: If your Contract is an immediate annuity Contract, we also make available a joint and last survivor life annuity. Under this Annuity Option, we make payments until both of two persons you name have died, but no minimum number of payments is guaranteed.

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex. Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax St atus

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or

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more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In

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general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

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•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the Act on your individual circumstances.

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Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

If you purchased a periodic Purchase Payment deferred Contact, you may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “IV. Basic Information – Additional Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment to a periodic Purchase Payment deferred Contract. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment to a periodic Purchase Payment deferred Contract. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a

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co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “IV. Basic Information – Additional Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

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Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract during the Accumulation Period and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1⁄2;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

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Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “IV. Basic Information – Additional Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

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Other Qualified Plan Type
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

If you purchased a periodic Purchase Payment deferred Contract, you may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “IV. Basic Information – Additional Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or

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•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

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If we have to withhold a portion of the distribution, we will treat any amount we withhold as a withdrawal from your Contract.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information

Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department

35

regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans Under Section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to November 12, 2007,
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
•	The retirement plan is not subject to Title 1 of ERISA, and
•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full

36

compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult a qualified tax professional.

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IX. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:

•	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant.

Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

•	the rights of any assignees of record; and
•	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “VIII. Federal Tax Matters” above. Therefore, please consult a competent tax professional before taking any such action.

Who Purchased A Contract?

We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offered the Contracts for purchase under:

•	traditional individual retirement annuity plans (“traditional IRAs”) satisfying the requirements of section 408 of the Code;
•	non-deductible IRA plans (“Roth IRAs”) satisfying the requirements of section 408A of the Code;
•	SIMPLE IRA plans adopted under section 408(p) of the Code;
•	Simplified Employee Pension plans (“SEPs”) adopted under section 408(k) of the Code; and
•	annuity purchase plans adopted under section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

We did not offer the Contracts to every type of Qualified Plan, and we reserved the right not to offer the Contracts for all types of Qualified Plans in the future. In certain circumstances, we may have made the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with Qualified Plans in “VIII. Federal Tax Matters.”

When a Contract forms part of a Qualified Plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a “self-employed individual” or an “owner-employee.” Also, in some cases, certain requirements under the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

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We may include certain requirements from the above sources in endorsements to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract’s compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non-tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with a competent tax professional to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate “employer-related” pension and profit-sharing plans, we provide “unisex” purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an “employer-related” pension or profit-sharing plan should be directed to your employer. Any questions you or your employer have about unisex rates may be directed to the Annuities Service Center.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2)  the financial statements of the Portfolios.

Voting Privileges

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval:

•	to transfer assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;
•	to add or delete Variable Investment Options;
•	to change the underlying investment vehicles;
•	to operate the Separate Account in any form permitted by law; and
•	to terminate the Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

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Variations in Charges or Rates for Eligible Classes

We may have reduced or eliminated the amount of charges and deductions of some Contracts where permitted by state law. The affected Contracts involved sales to groups or classes of individuals under special circumstances that we expected to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expected to result in mortality or other risks that were different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates was determined by us based upon such factors as the following:

•	the size of the initial Purchase Payment;
•	the size of the group or class;
•	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;
•	the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;
•	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or
•	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates will reflect differences in costs and services and will not be unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents. Signator Investors, Inc. (“Signator”), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee for service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution and servicing of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We may also continue to pay commissions or overrides to a limited number or affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

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Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statement of Additional Information

Our Statement of Additional Information (SAI) provides additional information about the Contract and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contract and the Separate Account. We list the Table of Contents of the SAI below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U)

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Additional Information on Section 403(B) Plans or Tax Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Calculation of Annuity Payments

Calculation of Annuity Units

Annuity Unit Values

Mortality Tables

Additional Information About Determining Unit Values

Net Investment Rate

Adjustment of Units and Values

Hypothetical Example Illustrating the Calculation of Accumulation

Unit Values and Annuity Unit Values

Purchases and Redemptions of Portfolio Shares

The Separate Account

Liability for Telephone Transfers

Voting Privileges

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statement of Additional Information also contains the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Account financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

Accommodator

John Hancock Life Insurance Company ( U.S.A.) Separate Account W

Accumulation Unit Values - Accommodator Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
500 Index Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	35.49	35.44	31.56	24.15	21.06	20.88	18.36	14.68	23.61	22.65
Value at End of Year	39.23	35.49	35.44	31.56	24.15	21.06	20.88	18.36	14.68	23.61
No. of Units	7,757	9,946	8,051	8,087	8,736	10,991	13,542	15,326	19,372	24,622
Active Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	115.54	116.15	109.28	109.77	100.65	95.59	84.46	68.07	76.53	74.04
Value at End of Year	119.97	115.54	116.15	109.28	109.77	100.65	95.59	84.46	68.07	76.53
No. of Units	120,013	137,219	151,795	177,051	198,232	244,387	322,806	360,493	431,190	493,661
Blue Chip Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	77.93	70.83	65.57	46.83	39.95	39.77	34.55	24.41	42.90	38.40
Value at End of Year	77.81	77.93	70.83	65.57	46.83	39.95	39.77	34.55	24.41	42.90
No. of Units	17,863	18,789	19,995	21,315	25,356	44,469	47,116	51,133	57,390	62,493
Capital Appreciation Trust - NAV Shares (units first credited 04-29-2006)
Contracts with no Optional Benefits
Value at Start of Year	24.16	21.89	20.16	14.81	12.89	13.00	11.74	8.33	13.41	12.12
Value at End of Year	23.68	24.16	21.89	20.16	14.81	12.89	13.00	11.74	8.33	13.41
No. of Units	8,688	9,565	9,426	8,603	8,562	12,525	16,931	20,574	20,175	22,745
Core Bond Trust - NAV Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.50	12.50	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust - NAV Shares (units first credited 04-29-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	12.50	12.50	—	—	—	—	—	—
Value at End of Year	12.50	12.50	12.50	12.50	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Financial Industries Trust - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.50	12.50	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Equity Income Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	35.16	38.05	35.73	27.75	23.86	24.29	21.29	17.10	26.96	26.34
Value at End of Year	41.49	35.16	38.05	35.73	27.75	23.86	24.29	21.29	17.10	26.96
No. of Units	13,621	13,776	14,240	16,539	23,527	52,203	54,349	30,885	41,590	43,155
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - NAV Shares (units first credited 04-25-2008)
Contracts with no Optional Benefits
Value at Start of Year	310.54	300.08	274.86	203.48	165.50	169.90	142.95	112.02	186.56	—
Value at End of Year	334.67	310.54	300.08	274.86	203.48	165.50	169.90	142.95	112.02	—
No. of Units	148,549	169,149	187,640	208,130	228,284	279,216	353,732	399,198	474,510	—
Global Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	24.42	25.57	25.21	26.96	25.41	23.53	21.53	18.84	19.91	18.35
Value at End of Year	24.94	24.42	25.57	25.21	26.96	25.41	23.53	21.53	18.84	19.91
No. of Units	1,407	1,648	1,684	3,040	6,217	6,731	6,708	5,490	7,339	4,039

Accommodator

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Growth & Income Trust (merged into Optimized All Cap Trust eff 04-25-2008) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	197.13
Value at End of Year	—	—	—	—	—	—	—	—	—	203.97
No. of Units	—	—	—	—	—	—	—	—	—	541,901
Health Sciences Trust - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.85	12.50	—	—	—	—	—	—	—	—
Value at End of Year	11.38	12.85	—	—	—	—	—	—	—	—
No. of Units	53	56	—	—	—	—	—	—	—	—
High Yield Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.65	18.36	18.54	17.23	14.62	14.60	12.97	8.48	12.14	12.06
Value at End of Year	19.22	16.65	18.36	18.54	17.23	14.62	14.60	12.97	8.48	12.14
No. of Units	3,486	3,714	4,021	4,325	4,552	3,875	3,870	4,783	3,251	3,774
International Equity Index Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	29.68	31.82	33.68	29.70	25.47	29.92	27.12	19.73	35.84	31.25
Value at End of Year	30.68	29.68	31.82	33.68	29.70	25.47	29.92	27.12	19.73	35.84
No. of Units	9,147	10,383	8,569	9,163	9,651	11,258	13,281	17,135	23,354	25,585
International Value Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.26	16.70	19.27	15.42	13.05	15.11	14.17	—	—	—
Value at End of Year	16.95	15.26	16.70	19.27	15.42	13.05	15.11	—	—	—
No. of Units	6,074	6,417	6,968	8,627	6,900	7,554	8,310	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - NAV Shares (units first credited 11-07-2008)
Contracts with no Optional Benefits
Value at Start of Year	47.77	49.33	47.79	42.76	38.59	38.72	34.99	27.00	27.27	—
Value at End of Year	49.62	47.77	49.33	47.79	42.76	38.59	38.72	34.99	27.00	—
No. of Units	32,267	38,339	40,388	51,623	53,470	62,178	83,114	88,124	107,484	—
Lifestyle Balanced PS Series - NAV Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.15	13.26	12.65	—	—	—	—	—	—	—
Value at End of Year	13.82	13.15	13.26	12.65	—	—	—	—	—	—
No. of Units	26,038	26,445	27,703	—	—	—	—	—	—	—
Managed Trust (merged into Lifestyle Balanced Trust eff 11-07-2008) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	34.59
Value at End of Year	—	—	—	—	—	—	—	—	—	34.92
No. of Units	—	—	—	—	—	—	—	—	—	138,148
Mid Cap Index Trust - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.50	12.50	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	38.98	38.21	35.70	26.35	21.75	24.19	19.85	15.25	27.39	22.38
Value at End of Year	38.82	38.98	38.21	35.70	26.35	21.75	24.19	19.85	15.25	27.39
No. of Units	9,783	9,406	10,463	10,567	9,198	10,544	12,584	13,298	13,744	14,614
Mid Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	38.59	40.35	36.82	28.29	23.90	25.36	22.05	15.23	23.54	23.66
Value at End of Year	47.41	38.59	40.35	36.82	28.29	23.90	25.36	22.05	15.23	23.54
No. of Units	5,471	5,786	4,983	5,258	5,293	7,677	7,307	34,809	34,661	35,623

Accommodator

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Money Market Trust - NAV Shares (units first credited 04-29-2016)
Contracts with no Optional Benefits
Value at Start of Year	18.35	—	—	—	—	—	—	—	—	—
Value at End of Year	28.72	—	—	—	—	—	—	—	—	—
No. of Units	48,330	—	—	—	—	—	—	—	—	—
Money Market Trust B (merged into Money Market Trust eff 04-29-2016) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	28.97	29.26	29.55	29.84	30.13	30.41	30.70	30.86	30.52	29.41
Value at End of Year	—	28.97	29.26	29.55	29.84	30.13	30.41	30.70	30.86	30.52
No. of Units	—	57,684	65,962	73,728	101,599	123,479	162,016	196,657	255,707	261,915
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.94	19.07	17.12
Value at End of Year	—	—	—	—	—	—	—	14.17	10.94	19.07
No. of Units	—	—	—	—	—	—	—	8,423	15,230	17,213
Real Estate Securities Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	107.14	105.27	80.70	81.56	70.20	64.71	50.59	39.23	65.38	78.20
Value at End of Year	113.46	107.14	105.27	80.70	81.56	70.20	64.71	50.59	39.23	65.38
No. of Units	4,919	5,264	5,829	6,406	9,811	9,976	10,673	10,662	14,577	21,947
Short Term Government Income Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.21	15.25	15.23	15.49	15.46	15.19	14.44	—	—	—
Value at End of Year	15.15	15.21	15.25	15.23	15.49	15.46	15.19	—	—	—
No. of Units	16,625	8,784	9,165	5,035	4,848	5,300	6,863	—	—	—
Short-Term Bond Trust (merged into Short Term Government Income Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.23	15.24	14.91
Value at End of Year	—	—	—	—	—	—	—	14.44	12.23	15.24
No. of Units	—	—	—	—	—	—	—	8,601	10,149	10,804
Small Cap Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	24.56	27.20	25.53	17.88	15.50	16.80	13.89	10.43	17.43	15.45
Value at End of Year	24.87	24.56	27.20	25.53	17.88	15.50	16.80	13.89	10.43	17.43
No. of Units	14,381	15,985	16,526	19,461	22,167	26,957	29,984	33,261	46,124	46,436
Small Cap Index Trust - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.50	12.50	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Small Cap Value Trust - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	14.61	12.50	—	—	—	—	—	—	—	—
No. of Units	2,349	—	—	—	—	—	—	—	—	—
Total Bond Market Trust B (formerly Bond Index Trust B) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.66	18.80	17.90	18.53	17.98	16.88	16.01	15.21	14.53	13.70
Value at End of Year	18.93	18.66	18.80	17.90	18.53	17.98	16.88	16.01	15.21	14.53
No. of Units	18,684	20,815	10,886	13,673	16,940	15,468	17,104	18,272	12,437	11,800
Total Stock Market Index Trust - NAV Shares (units first credited 11-09-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.50	12.50	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Accommodator

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ultra Short Term Bond Trust - NAV Shares (units first credited 04-29-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.50	12.50	12.50	12.50	—	—	—	—	—	—
Value at End of Year	12.50	12.50	12.50	12.50	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

To obtain an Accommodator Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

Accommodator SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

cut along dotted line

Please send me an ACCOMMODATOR VARIABLE ANNUITY Statement of Additional Information dated May 1, 2017, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U). We will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City State Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated May 1, 2017

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account W

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred or immediate variable annuity contracts and the deferred combination fixed and variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:

Related JHLICO-Issued Variable Annuity Prospectuses

(to be read with this Statement of Additional Information)

Accommodator Variable Annuity

Independence Variable Annuity

Unless otherwise specified, “we,” “us,” “our,” or the “Company” refers to John Hancock USA.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address PO Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT W 05/17

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly known as John Hancock Variable Annuity Account U) (the “Separate Account”), is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on April 8, 1996 as a separate account of John Hancock Life Insurance Company (“JHLICO”). Your Contract was issued by JHLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or the “Company” in its role as successor to JHLICO. Effective December 31, 2009, we entered into a merger agreement with JHLICO and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account W (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, STE55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly, John Hancock Variable Annuity Account U) at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

1

We pay CSC a fixed cost of $2.55 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. (“Signator”), a subsidiary of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2016, 2015, and 2014 were $ 224,855,376, $252,644,283, and $284,122,028, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

2

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.

The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.

To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”

For each Variable Investment Option, we then divide:

the resulting value (minus any premium tax charge) by $1,000 and multiply the result by

the applicable annuity purchase rate set forth in the Contract and reflecting (1) the age and, possibly, sex of the payee and (2) the assumed investment rate (discussed below)

This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.

3

We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:

the amount of the initial monthly variable annuity payment from that Variable Annuity Option by

the annuity unit value of that Variable

Investment Option as of 10 calendar days

prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1⁄2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.

4000.000 x 12.000000 x 5.47

1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by

(1)	multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then
(2)	multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3 1⁄2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3 1⁄2% per year and will decrease only if it is less than 3 1⁄2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.

4

Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net investment rate” below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

(1)	the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less
(2)	for each calendar day in the period, a deduction of 0.002740% (the charges for mortality and expense risks and administrative services) of the value of the variable investment option at the beginning of the period, and less
(3)	a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $109.60 assuming a one day period. The $109.60 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 - $109.60) divided by $4,000,000 or 0.0009726.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009726)] or $11.260942. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .00096726) x .99990575] or $1.0859529. The final figure, .99990575, neutralizes the effect of a 3 1⁄2 % assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the variable investment option.

Purchases and Redemptions of Portfolio Shares

The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHLICO, to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

5

Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

•	requiring personal identification,
•	tape recording calls, and
•	providing written confirmation to the Owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Voting Privileges

Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:

the total value of your accumulation units in a Variable Investment Option divided by the net asset value of 1 share of the corresponding class of the Portfolio’s shares

At a shareholders’ meeting, you may give instructions regarding:

(1)	the election of a Board of Trustees,
(2)	the ratification of the selection of independent auditors,
(3)	the approval of a Series Portfolio’s investment management agreements, and
(4)	other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL

STATEMENTS AND SUPPLEMENTARY

INFORMATION

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2016, 2015 and 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$45,231	$44,463
Stocks:
Preferred stocks	25	23
Common stocks	1,063	658
Investments in affiliates	3,429	3,205
Mortgage loans on real estate	11,631	10,475
Real estate:
Company occupied	295	299
Investment properties	5,953	6,487
Cash, cash equivalents and short-term investments	3,879	4,528
Policy loans	2,722	3,718
Derivatives	10,851	11,001
Receivable for collateral on derivatives	-	26
Receivable for securities	18	5
Other invested assets	6,656	5,618

Total cash and invested assets	91,753	90,506
Investment income due and accrued	752	758
Premiums due and deferred	277	303
Amounts recoverable from reinsurers	280	162
Net deferred tax asset	177	-
Funds held by or deposited with reinsured companies	3,488	3,660
Other reinsurance receivable	200	670
Amounts due from affiliates	411	304
Other assets	1,407	1,755
Assets held in separate accounts	131,147	129,725

Total admitted assets	$229,892	$227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$67,125	$66,516
Policyholders’ and beneficiaries funds	2,717	2,624
Consumer notes	201	265
Dividends payable to policyholders	422	428
Policy benefits in process of payment	526	499
Other amount payable on reinsurance	830	480
Other policy obligations	60	68

Total policy and contract obligations	71,881	70,880
Payable to parent and affiliates	1,436	1,816
Transfers to (from) separate account, net	(423)	(540)
Asset valuation reserve	2,106	1,844
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,463	7,784
Interest maintenance reserve	1,351	1,630
Current federal income taxes payable	230	-
Net deferred tax liability	-	387
Derivatives	5,370	6,094
Payables for collateral on derivatives	1,907	1,640
Payables for securities	28	42
Other general account obligations	1,239	1,094
Obligations related to separate accounts	131,147	129,725

Total liabilities	223,738	222,399

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2016 and 2015)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2016 and 2015)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	585	990
Unassigned surplus	2,368	1,253

Total capital and surplus	6,154	5,444

Total liabilities and capital and surplus	229,892	227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$13,227	$16,323	$12,738
Consideration for supplementary contracts with life contingencies	201	140	183
Net investment income	4,308	4,387	4,297
Amortization of interest maintenance reserve	191	181	176
Commissions and expense allowance on reinsurance ceded	629	1,040	817
Reserve adjustment on reinsurance ceded	(7,297)	(16,494)	(10,652)
Separate account administrative and contract fees	1,697	1,786	1,841
Other revenue	434	415	467

Total premiums and other revenues	13,390	7,778	9,867

Benefits paid or provided:
Death, surrender and other contract benefits, net	10,220	9,762	9,064
Annuity benefits	1,622	1,796	1,733
Disability and long-term care benefits	664	647	584
Interest and adjustments on policy or deposit-type funds	94	91	125
Payments on supplementary contracts with life contingencies	191	179	170
Increase (decrease) in life and long-term care reserves	1,784	(2,506)	2,161

Total benefits paid or provided	14,575	9,969	13,837

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,049	1,289	1,203
General expenses	943	960	972
Insurance taxes, licenses and fees	171	145	138
Net transfers to (from) separate accounts	(5,581)	(6,554)	(8,229)
Investment income ceded	1,240	2,465	4,954
Other deductions	21	(160)	21

Total insurance expenses and other deductions	(2,157)	(1,855)	(941)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	972	(336)	(3,029)
Dividends to policyholders	131	(36)	77

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	841	(300)	(3,106)
Federal income tax expense (benefit)	(121)	(778)	(716)

Income (loss) from operations before net realized capital gains (losses)	962	478	(2,390)

Net realized capital gains (losses)	(933)	216	(74)

Net income (loss)	$29	$694	$(2,464)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$5	$3,196	$990	$1,618	$5,809
Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	$5	$3,196	$585	$2,368	$6,154

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$13,411	$19,961	$12,924
Net investment income received	4,415	4,600	4,399
Separate account fees	1,697	1,786	1,841
Commissions and expenses allowance on reinsurance ceded	629	1,040	817
Miscellaneous income	595	2,852	450
Benefits and losses paid	(21,060)	(29,836)	(21,960)
Net transfers from (to) separate accounts	5,699	7,404	8,206
Commissions and expenses (paid) recovered	(2,873)	(5,153)	(7,147)
Dividends paid to policyholders	(137)	(250)	(89)
Federal and foreign income and capital gain taxes (paid) recovered	200	847	(382)

Net cash provided by (used in) operating activities	2,576	3,251	(941)

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,934	19,217	20,471
Stocks	239	190	130
Mortgage loans on real estate	1,283	1,834	1,789
Real estate	1,295	8	1,053
Other invested assets	485	955	941
Derivatives	-	32	-
Net gains (losses) on cash, cash equivalents and short term investments	(2)	(9)	3

Total investment proceeds	24,234	22,227	24,387

Cost of investments acquired:
Bonds	21,880	19,734	21,430
Stocks	652	848	234
Mortgage loans on real estate	2,440	1,715	1,088
Real estate	446	1,155	539
Other invested assets	1,429	905	1,281
Derivatives	1,420	-	739

Total cost of investments acquired	28,267	24,357	25,311
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	266	(904)	1,729
Net (increase) decrease in policy loans	932	(56)	150

Net cash provided by (used in) investment activities	(2,835)	(3,090)	955

Financing and miscellaneous activities
Surplus notes	(405)	-	-
Borrowed funds	(64)	(276)	(232)
Net deposits (withdrawals) on deposit-type contracts	93	(333)	(85)
Dividend paid to Parent	-	(210)	(500)
Other cash provided (applied)	(14)	(2,516)	3,756

Net cash provided by (used in) financing and miscellaneous activities	(390)	(3,335)	2,939

Net increase (decrease) in cash, cash equivalents and short-term investments	(649)	(3,174)	2,953
Cash, cash equivalents and short-term investments at beginning of year	4,528	7,702	4,749

Cash, cash equivalents and short-term investments at end of year	$3,879	$4,528	$7,702

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$650	$8,357	$-
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	(650)	(8,357)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. On November 10, 2016, the Company announced the discontinuance of new sales of its individual long-term care product effective December 2, 2016. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at Generally Accepted Accounting Principles (“GAAP”) equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $635 million and $791 million for the calculation required under AG 38 8D, of which $345 million and $465 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company held reserves of $930 million and $920 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2016 and 2015. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2016 and 2015, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

In December 2014, the NAIC adopted revisions to SSAP No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$821	$834
Due after one year through five years	6,066	6,219
Due after five years through ten years	6,520	6,694
Due after ten years	25,543	28,006
Mortgage-backed and asset-backed securities	6,281	6,602

Total	$45,231	$48,355

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$317	$244
Bonds pledged in support of exchange-traded futures	533	609
Bonds and cash pledged in support of cleared interest rate swaps	278	120

Total fair value	$1,128	$973

At carrying value:
Bonds on deposit with government authorities	$15	$16
Mortgage loans pledged in support of real estate	16	17
Bonds held in trust	93	92
Pledged collateral under reinsurance agreements	4,101	3,407

Total carrying value	$4,225	$3,532

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $2,626 million and $2,047 million, with an aggregate fair value of $2,803 million and $1,990 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2016

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

At December 31, 2016 and 2015, there were 626 and 889 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $51 million and $25 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $61 million, $28 million, and $24 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 8, 13, and 21 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2016, 2015 and 2014 was $16 million, $18 million, and $17 million, respectively. There were 2, 0, and 2 restructured corporate bonds for which an impairment was recognized during 2016, 2015 and 2014, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$20,018	$17,078	$18,292
Realized gross gains	524	500	579
Realized gross losses	(112)	(123)	(111)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd (“MLRL”). These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MSLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 192 and 276 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $19 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $24 million, $4 million, $2 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 108, 115, and 33 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
Allowance	(7)	West South Central	511
		Canada / Other	86
		Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

The aggregate mortgages outstanding to any one borrower do not exceed $260 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 5.51% and 2.80% for commercial loans. The Company issued no purchase money mortgages in 2016 and 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2016, 2015 and 2014, respectively. The average recorded investment in impaired loans was $25 million, $34 million, and $41 million at December 31, 2016, 2015 and 2014, respectively. The Company recognized $1 million, $2 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$232	$345
AA	2,678	1,974
A	5,555	4,685
BBB	3,037	3,251
BB	111	177
B and lower and unrated	18	43

Total	$11,631	$10,475

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$392	$381
Properties held for the production of income	6,150	7,178
Properties held for sale	395	-
Less accumulated depreciation	(689)	(773)

Total	$6,248	$6,786

The Company recorded $38 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $99 million, $120 million, and $3 million of impairments on partnerships and LLCs during the years ended December 31, 2016, 2015 and 2014, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2016 or 2015.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2016 and 2015, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2016 and 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$2,232	$2,231	$2,378
Preferred stocks	-	-	2
Common stocks	225	372	76
Mortgage loans on real estate	609	670	738
Real estate	762	722	669
Policy loans	167	190	287
Cash, cash equivalents and short-term investments	18	8	7
Other invested assets	506	466	464
Derivatives	594	520	452
Other income	30	27	23

Total investment income	5,143	5,206	5,096
Expenses
Investment expenses	(529)	(533)	(516)
Investment taxes, licenses and fees, excluding federal income taxes	(94)	(84)	(85)
Investment interest expense	(82)	(84)	(91)
Depreciation on real estate and other invested assets	(130)	(118)	(107)

Total investment expenses	(835)	(819)	(799)

Net investment income	$4,308	$4,387	$4,297

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$(494)	$965	$431
Less amount transferred to the IMR (net of related tax benefit (expense) of $31 in 2016, $(138) in 2015, and $(66) in 2014)	(57)	256	123

Realized capital gains (losses) before tax	(437)	709	308
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	496	493	382

Net realized capital gains (losses)	$(933)	$216	$(74)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity index options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recorded unrealized gains (losses) of $436 million, ($33) million, and $1,215 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 30 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$773	$367	$2,043
Interest rate treasury locks	(435)	(728)	1,323
Interest rate options	(8)	16	67
Foreign currency swaps	(31)	-	(5)
Foreign currency forwards	-	5	4
Equity total return swaps	(4)	2	-
Equity index options	68	(76)	(23)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$363	$(414)	$3,409

Net realized capital gain (loss):
Interest rate swaps	$(490)	$(495)	$(178)
Interest rate treasury locks	342	446	157
Interest rate options	-	-	-
Interest rate futures	(23)	(25)	(141)
Foreign currency swaps	3	4	18
Foreign currency forwards	24	26	1
Foreign currency futures	94	99	165
Equity total return swaps	(9)	11	24
Equity index options	(98)	(18)	5
Equity index futures	(1,007)	(42)	(692)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(1,164)	$6	$(641)

Total gain (loss) from derivatives in other hedging relationships	$(801)	$(408)	$2,768

The Company also deferred net realized gains (losses) of ($526) million, ($495) million, and ($192) million (including ($490) million, ($495) million, and ($174) million of losses for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2016 and 2015, respectively

	December 31, 2016			December 31, 2015

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	2	$35	$-	1
AA	10	-	1	95	1	1
A	45	1	1	165	2	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$65	$1		$295	$3

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2016 and 2015. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company accepted collateral consisting of cash of $1,907 million and $1,640 million, and various securities with a fair value of $4,656 million and $5,014 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2016 and 2015, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $315 million and $397 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2016, the equity total return swap agreements with MLI had a fair value of $16 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity index options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity index options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,316 million and $ 2,319 million at December 31, 2016 and 2015, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2016

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$19,809	$20,189	$19,525
Assumed	872	1,867	792
Ceded	(7,454)	(5,733)	(7,579)

Net	$13,227	$16,323	$12,738

Benefits to policyholders ceded	$(15,271)	$(16,713)	$(18,500)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,922 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015
	(in millions)
Premiums ceded	$(264)	$(8,180)
Premiums assumed	106	3,272
Benefits ceded	(615)	(314)
Benefits assumed	246	126
Other reinsurance receivable (payable)	(2)	362
Funds held by or deposited with reinsured companies	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded, net	$(183)	$(2,231)	$(192)
Benefits ceded, net	(427)	(436)	(394)
Funds held by or deposited with reinsured companies	-	-	1,952
Other reinsurance receivable	41	60	86
Other amounts payable on reinsurance	9	1	10
Treaty settlement received (paid)*	246	527	449
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(517)	$(530)	$(546)
Benefits ceded	(836)	(756)	(759)
Other amounts payable on reinsurance	24	25	58
Funds withheld from unauthorized reinsurers	7,236	7,544	7,409
Treaty settlement received (paid)*	(594)	(468)	(489)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results. The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. These reinsurance agreements have no impact on the parent company’s financial statements as it reports its risks on a consolidated basis. Reserve credits taken were $8,320 million and $7,513 million at December 31, 2016 and 2015, respectively. Total amount of collateral was $8,631 million, and $8,916 million at December 31, 2016 and 2015, respectively.

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

JHRECO currently holds assets in trust under a trust agreement effective December 4, 2008. As of December 31, 2016 and 2015, the market values of trust balances by asset class supporting the LTC JHRECO agreement are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
Bonds(1)	$1,637	$1,641
Cash and Short-Term Securities	7	6

Total Market Value	$1,644	$1,647

As of December 31, 2016 and 2015, the market values of bonds by NAIC designation are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
NAIC Designation 1	$1,594	$1,641
NAIC Designation 2	43	-

Total Bonds at Market Value	$1,637	$1,641

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

If needed for reserves credits, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. The letter of credit required and held is calculated as the amount of ceded reserves less the amount of funds withheld and trust assets. As of December 31, 2016 and 2015, a letter of credit was not needed.

	December 31, 2016	December 31, 2015

	(in millions)
Funds Withheld	$6,987	$7,269
Trust Assets	1,644	1,647
Letter of Credit	-	-

Total Value of Collateral	$8,631	$8,916

Bermuda has local capital requirements, however since JHRECO’s parent company is regulated on a global basis by OSFI, the Company monitors JHRECO on a Canadian IFRS (“CIFRS”) / Minimum Continuing Capital and Surplus Requirements (“MCCSR”) basis, in addition to the local requirements. The available and required capital in the table below represent the capital position on an MCCSR basis.

	December 31, 2016	December 31, 2015

	(in millions)
Available Capital	$824	$1,235
Required Capital	$610	$577
MCCSR Ratio	135%	214%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2016 and 2015 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2015	$7,662	$966	794%
Impact of JHRECO LTC Recapture	1,141	164	-14%

Capital Gross of JHRECO LTC Cession	$8,803	$1,130	780%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(3,978)	$5,332	$(4,599)
Benefits ceded	(10,494)	(12,125)	(14,303)
Other reinsurance receivable	-	-	40
Other amounts payable on reinsurance	605	351	837
Funds withheld from unauthorized reinsurers	227	240	1,251
Treaty settlement received (paid)*	(142)	(712)	(2,080)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,434 million and $2,992 million as a coinsurance reserve and JHUSA holds $185 million and $325 million as a modified coinsurance reserve at December 31, 2016 and 2015, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2016 and 2015, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(298)	$(392)	$(338)
Benefits ceded	(468)	(448)	(298)
Other reinsurance receivable	5	36	82
Funds withheld from unauthorized reinsurers	-	-	213
Treaty settlement received (paid)*	(74)	14	(97)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(28)	$(28)	$(26)
Premiums assumed	241	-	-
Benefits ceded	(10)	(10)	(11)
Benefits assumed	8	-	-
Other reinsurance receivable	1	-	3
Funds withheld from unauthorized reinsurers	3	5	7
Treaty settlement received (paid)*	7	20	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a - b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(575)	$188	$(387)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(1,287)	$(255)	$(1,542)
(b) Statutory valuation allowance adjustments	71	-	71

(c) Adjusted gross deferred tax assets (a - b)	(1,358)	(255)	(1,613)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(1,358)	(255)	(1,613)
(f) Deferred tax liabilities	(2,059)	(118)	(2,177)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$701	$(137)	$564

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2016. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted \gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	228	(148)	80
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	340	(148)	192
2. Adjusted gross deferred tax assets allowed per limitation threshold.	228	(148)	80
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(1,586)	(108)	(1,694)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(1,358)	$(256)	$(1,614)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	794%	793%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,959	$5,426

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$ (1,358)	$ (255)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$ (1,358)	$ (255)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(121)	$ (778)	$657
(b) Foreign	-	-	-

(c) Subtotal	(121)	(778)	657
(d) Federal income tax on net capital gains	496	493	3
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$375	$ (285)	$660

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$ -
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	906	1,011	(105)
(4) Investments	257	157	100
(5) Deferred acquisition costs	550	506	44
(6) Policyholder dividends accrual	84	68	16
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	44	37	7
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	71	67	4
(11) Net operating loss carryforward	199	1,276	(1,077)
(12) Tax credit carry-forward	684	898	(214)
(13) Other (including items <5% of total ordinary tax assets)	32	94	(62)

(99) Subtotal	$2,827	$4,114	$ (1,287)

(b) Statutory valuation allowance adjustment	121	50	71
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,706	$4,064	$ (1,358)

(e) Capital:
(1) Investments	$128	$383	$ (255)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$128	$383	$ (255)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$128	$383	$ (255)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,834	$4,447	$ (1,613)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$2,170	$4,146	$ (1,976)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	89	119	(30)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	321	374	(53)

(99) Subtotal	$2,580	$4,639	$ (2,059)
(b) Capital:
(1) Investments	$42	$155	$ (113)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	35	40	(5)

(99) Subtotal	$77	$195	$ (118)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,657	$4,834	$ (2,177)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$177	$(387)	$ 564

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)

Total deferred tax assets	$2,834	$4,447	$(1,613)
Total deferred tax liabilities	2,657	4,834	(2,177)

Net deferred tax assets (liabilities)	$177	$(387)	$564

Tax effect of unrealized gains and losses			(226)
Tax effect of unrealized foreign exchange gains (losses)			(27)
Other			7

Change in net deferred income taxes			$810

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$294	$(105)	$(1,087)
Net realized capital gains (losses) before IMR at statutory rate	(173)	335	151
Change in nonadmitted assets	-	-	-
Reinsurance	(47)	35	(91)
Valuation allowance	71	-	-
Tax-exempt income	(16)	(6)	(16)
Nondeductible expenses	(1)	-	1
Foreign tax expense gross up	8	9	9
Amortization of IMR	(78)	(128)	(62)
Tax recorded in surplus	(4)	37	15
Dividend received deduction	(183)	(230)	(129)
Investment in subsidiaries	(25)	(28)	(32)
Prior year adjustment	(54)	(21)	(23)
Tax credits	(26)	(42)	(52)
Change in tax reserve	(200)	18	11
Pension	-	-	-
Other	(1)	(1)	(2)

Total	$(435)	$(127)	$(1,307)

Federal and foreign income taxes incurred	$(121)	$(778)	$(716)
Capital gains tax	496	493	382
Change in net deferred income taxes	(810)	158	(973)

Total statutory income tax expense (benefit)	$(435)	$(127)	$(1,307)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	568
	2015	2030	-
	2016	2031	-

			$568

Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	4
	2008	2028	5
	2009	2029	5
	2010	2030	35
	2011	2031	25
	2012	2032	18
	2013	2033	16
	2014	2034	25
	2015	2035	16
	2016	2036	3

			$159

Foreign tax credits	2005	2015	$-
	2006	2016	9
	2007	2017	14
	2008	2018	13
	2009	2019	10
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	30
	2015	2025	24
	2016	2026	23

			$215

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

Alternative minimum tax credits	2000		$3
	2003		7
	2004		1
	2008		2
	2009		8
	2016		162

			$183

Renewable energy credits	2013	2033	$2
	2014	2034	2
	2015	2035	2

			$6

Other credits	2016	2036	$1

			$1

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2016, 2015 and 2014 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Life & Health Insurance Company
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($193) million and $130 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$1,967	$2,002
Additions based on tax positions related to the current year	14	40
Payments	(1,535)	-
Additions for tax positions of prior years	28	41
Reductions for tax positions of prior years	(437)	(116)

Balance at end of year	$37	$1,967

Included in the balances as of December 31, 2016 and 2015, are $37 million and $172 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015, are $0 million and $1,796 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $177 million, $0 million, and $9 million of interest benefit for the years ended December 31, 2016, 2015 and 2014, respectively. The Company had approximately $27 million and $202 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

10. Capital and Surplus - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. The Company paid no dividends for the year ended December 31, 2016. For the years ended December 31, 2015 and 2014, the Company paid a dividend to its parent company MIC of $210 million and $500 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through December 31, 2016 was $747 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $31 million, and $29 million, and $29 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through November 1, 2016 was $232 million. The surplus notes were repaid on November 1, 2016.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid through December 31, 2016 was $16 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $329 million, $377 million, and $398 million, respectively, for the years ended December 31, 2016, 2015 and 2014.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

total average daily net assets. The amounts earned under the agreements were $811 million, $760 million, and $618 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, 2015 and 2014, respectively, the Company received dividends of $34 million, $36 million, and $43 million from John Hancock Investment Management Services LLC, $71 million, $81 million, and $90 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $70 million, and $0 million from JHLH, $214 million, $289 million, and $72 million from John Hancock Subsidiaries, LLC (JHS) and $19 million, $0 million, and $0 million from John Hancock Partnership Holdings I and II. These dividends are included in the Company’s net investment income.

During 2016 and 2015, the Company made a capital contribution of $75 million and $348 million to JHS in exchange for one share of its common stock, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2016	2015

	(In millions)
The Manufacturers Investment Corporation	$49	$49
John Hancock Financial Corporation	119	138
Manulife Reinsurance Limited	14	44
Manulife Reinsurance (Bermuda) Ltd.	153	167
John Hancock Life & Health Insurance Company	84	30
John Hancock Life Insurance Company Vermont	33	33
John Hancock Reassurance Company, Ltd.	88	126
John Hancock Life Insurance Company New York	263	473
John Hancock Investment Management Services LLC	22	28
John Hancock Subsidiaries LLC	64	45
John Hancock Insurance Agency, Inc.	8	12
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	6	7
JH Partnership Holdings I, II LP	3	4
John Hancock Energy Resources Management, Inc.	1	-
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	3	4
JH Advisors LLC	56	84
Manulife Asset Management (US) LLC	58	66
Hancock Capital Investment Management LLC	10	10
John Hancock RPS, LLC	5	36
The Berkeley Financial Group, LLC	1	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	4	14
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	11	-
Hancock Natural Resource Group, Inc.	23	50
Hancock Forest Management, Inc.	5	6
John Hancock Personal Financial Services, LLC	-	1

Total	$1,085	$1,437

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $685 million, purchase other invested assets of $2,179 million, purchase real estate of $235 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 43% of these commitments expire in 2017.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2017	$16
2018	12
2019	11
2020	11
2021	8
Thereafter	355

Total	$413

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2016	2015	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$78,915	$75,437	$-	$-
Variable and Fixed Annuities	35,077	37,422	25	27
Life insurance	12,516	12,067	-	-
Fixed Products — Institutional and stable value fund	2,566	2,611	-	-
Fixed Products — Retail	27	22	452	472
Investments — Funds	1,569	1,667	-	-

Total	$130,670	$129,226	$477	$499

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2016	$ 231	$ 89
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$35,588	$37,947
Amount of reserve held	901	1,179
Net amount at risk — gross	7,031	7,169
Weighted average attained age	68	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$24,145	$24,131
Balanced	15,300	16,993
Bonds	5,052	5,216
Money Market	556	668

Total	$45,053	$47,008

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,768	$13,768	$1	$13,935	$13,936

Reserves for accounts with assets at:
Fair value	1,114	129,333	130,447	1,189	127,792	128,981
Amortized cost	-	-	-	-	-	-

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$474	$1,733	$2,207	$503	$1,793	$2,296
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,531	1,531	-	1,901	1,901
At fair value	-	122,924	122,924	-	120,337	120,337
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,903	2,903	-	3,533	3,533

Subtotal	474	129,091	129,565	503	127,564	128,067
Not subject to discretionary withdrawal	640	242	882	686	228	914

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$17,163	$17,071	$16,100
Transfers from separate accounts	22,744	23,625	24,329

Net transfers to (from) separate accounts	$(5,581)	$(6,554)	$(8,229)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $35 million, and $37 million in 2016, 2015 and 2014, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2016, 2015 and 2014, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $346 million and $329 million at December 31, 2016 and 2015, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2016, 2015 and 2014, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2016 and 2015 was $97 million and $89 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2016 and 2015 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2016, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2016. At December 31, 2016, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2016 and 2015 was $201 million and $265 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2028.

Aggregate maturities of consumer notes are as follows: 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $12 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively. Interest paid amounted to $11 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note is reported as a nonadmitted asset at December 31, 2016 and 2015 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $6 million, and $6 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2016. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2016. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million and $1 million for the years ended December 31, 2016 and 2015, respectively.

Pursuant to senior notes receivable during 2016, the Company has $30 million outstanding with JHS with a fair value of $30 million as of December 31, 2016. The notes mature at various dates in 2026. Interest on the loans is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. Interest income was $0 million for the year ended December 31, 2016.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $18 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2016 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

17. Closed Block - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2016	2015

	(in millions)
Assets:
Bonds	$2,979	$2,802
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	271	350
Real estate	817	1,012
Cash, cash equivalents and short-term investments	17	6
Policy loans	1,686	1,563
Other invested assets	140	18

Total cash and invested assets	5,910	5,751
Investment income due and accrued	108	101
Premiums due and deferred	9	10
Net deferred tax asset	144	112
Other closed block assets	-	77

Total closed block assets	$6,171	$6,051

Obligations:
Policy reserves	5,623	5,756
Policyholders’ and beneficiaries’ funds	62	64
Dividends payable to policyholders	324	329
Policy benefits in process of payment	89	115
Other policy obligations	2	2
Other closed block obligations	719	474

Total closed block obligations	$6,819	$6,740

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account W

December 31, 2016

John Hancock Life Insurance Company (U.S.A.) Separate Account W

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account W

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account W (the Account) comprised of the following sub-accounts,

500 Index Trust B Series NAV	Lifestyle Balanced Trust PS Series NAV
Active Bond Trust Series NAV	Mid Cap Index Trust Series NAV
Blue Chip Growth Trust Series NAV	Mid Cap Stock Trust Series NAV
Capital Appreciation Trust Series NAV	Mid Value Trust Series NAV
Core Strategy Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series NAV	Real Estate Securities Trust Series NAV
Financial Industries Trust Series NAV	Short-Term Government Income Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Small Cap Growth Trust Series NAV
Global Bond Trust Series NAV	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Value Trust Series NAV
High Yield Trust Series NAV	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series NAV	Total Stock Market Index Trust Series NAV
International Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Balanced MVP Series NAV

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Money Market Trust B Series NAV and the Core Bond Trust Series NAV (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account W at December 31, 2016, the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series NAV	Active Bond Trust Series NAV	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Core Strategy Trust Series NAV	Equity Income Trust Series NAV (a)
Total Assets
Investments at fair value	$3,149,136	$34,046,806	$28,241,491	$2,100,411	$26,498	$3,475,206

Net Assets
Contracts in accumulation	$2,805,304	$30,493,892	$27,382,564	$1,902,967	$26,498	$3,299,502
Contracts in payout (annuitization)	343,832	3,552,914	858,927	197,444	—	175,704

Total net assets	$3,149,136	$34,046,806	$28,241,491	$2,100,411	$26,498	$3,475,206

Units outstanding	85,850	586,482	431,633	95,140	1,784	89,508
Unit value	$36.68	$58.05	$65.43	$22.08	$14.85	$38.83

Shares	115,395	3,599,028	1,028,834	179,369	1,866	209,224
Cost	$2,043,015	$33,799,388	$22,981,492	$2,148,658	$28,017	$3,204,947

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series NAV	Global Bond Trust Series NAV	Health Sciences Trust Series NAV	High Yield Trust Series NAV	International Equity Index Trust B Series NAV
Total Assets
Investments at fair value	$105,788	$105,263,846	$1,001,241	$13,902	$391,287	$5,089,383

Net Assets
Contracts in accumulation	$105,788	$97,464,070	$953,686	$13,902	$391,287	$4,862,601
Contracts in payout (annuitization)	—	7,799,776	47,555	—	—	226,782

Total net assets	$105,788	$105,263,846	$1,001,241	$13,902	$391,287	$5,089,383

Units outstanding	7,476	1,001,925	43,319	1,227	21,628	199,839
Unit value	$14.15	$105.06	$23.11	$11.33	$18.09	$25.47

Shares	8,057	5,017,343	82,611	630	75,831	344,343
Cost	$99,853	$77,416,653	$1,020,956	$14,439	$445,264	$5,235,519

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Value Trust Series NAV	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series NAV	Mid Value Trust Series NAV
Total Assets
Investments at fair value	$1,121,573	$65,735,065	$10,915,809	$51,537	$4,309,054	$881,830

Net Assets
Contracts in accumulation	$1,084,729	$62,194,435	$10,915,809	$51,537	$4,212,208	$772,712
Contracts in payout (annuitization)	36,844	3,540,630	—	—	96,846	109,118

Total net assets	$1,121,573	$65,735,065	$10,915,809	$51,537	$4,309,054	$881,830

Units outstanding	71,244	1,558,815	799,464	3,608	81,453	19,411
Unit value	$15.74	$42.17	$13.65	$14.28	$52.90	$45.43

Shares	90,816	5,441,644	792,724	2,417	301,122	76,283
Cost	$1,149,945	$58,115,064	$11,161,894	$48,358	$4,684,134	$919,096

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Money-Market Trust Series NAV	Real Estate Securities Trust Series NAV	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series NAV	Small Cap Value Trust Series NAV
Total Assets
Investments at fair value	$3,563,224	$15,822,951	$676,946	$2,363,914	$19,482	$1,358,005

Net Assets
Contracts in accumulation	$3,563,224	$15,324,373	$634,029	$2,216,384	$19,482	$1,358,005
Contracts in payout (annuitization)	—	498,578	42,917	147,530	—	—

Total net assets	$3,563,224	$15,822,951	$676,946	$2,363,914	$19,482	$1,358,005

Units outstanding	186,278	151,330	44,871	101,576	1,361	26,819
Unit value	$19.13	$104.56	$15.09	$23.27	$14.31	$50.64

Shares	3,563,224	853,449	55,854	292,202	1,321	63,340
Cost	$3,563,224	$8,998,541	$702,240	$2,957,742	$18,584	$1,420,331

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Total Assets
Investments at fair value	$851,325	$23,072	$263,533

Net Assets
Contracts in accumulation	$847,014	$23,072	$263,533
Contracts in payout (annuitization)	4,311	—	—

Total net assets	$851,325	$23,072	$263,533

Units outstanding	46,940	1,702	22,080
Unit value	$18.14	$13.56	$11.94

Shares	84,541	1,202	22,856
Cost	$884,877	$21,873	$266,620

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$54,724	$57,963	$1,292,385	$1,947,092	$14,886	$—
Expenses:
Mortality and expense risk and administrative charges	(41,961)	(45,559)	(366,432)	(402,837)	(390,860)	(429,555)

Net investment income (loss)	12,763	12,404	925,953	1,544,255	(375,974)	(429,555)

Realized gains (losses) on investments:
Capital gain distributions received	51,110	32,823	—	—	4,641,260	5,545,282
Net realized gain (loss)	293,730	250,955	92,734	191,965	1,487,175	1,987,381

Realized gains (losses)	344,840	283,778	92,734	191,965	6,128,435	7,532,663

Unrealized appreciation (depreciation) during the period	(49,711)	(295,984)	253,556	(2,046,277)	(6,041,508)	(4,262,766)

Net increase (decrease) in net assets from operations	307,892	198	1,272,243	(310,057)	(289,047)	2,840,342

Changes from principal transactions:
Purchase payments	677	509	40,191	60,938	72,347	39,405
Transfers between sub-accounts and the company	(26,729)	18,349	(116,484)	(12,052)	(429,054)	98,649
Withdrawals	(399,549)	(275,199)	(4,007,873)	(4,524,765)	(2,311,069)	(2,403,015)
Annual contract fee	(221)	(73)	(9,949)	(7,477)	(5,046)	(385)

Net increase (decrease) in net assets from principal transactions	(425,822)	(256,414)	(4,094,115)	(4,483,356)	(2,672,822)	(2,265,346)

Total increase (decrease) in net assets	(117,930)	(256,216)	(2,821,872)	(4,793,413)	(2,961,869)	574,996
Net assets at beginning of period	3,267,066	3,523,282	36,868,678	41,662,091	31,203,360	30,628,364

Net assets at end of period	$3,149,136	$3,267,066	$34,046,806	$36,868,678	$28,241,491	$31,203,360

	2016	2015	2016	2015	2016	2015
Units, beginning of period	98,084	105,798	658,312	740,387	474,625	510,662
Units issued	3,265	4,203	11,691	7,426	2,726	13,817
Units redeemed	(15,499)	(11,917)	(83,521)	(89,501)	(45,718)	(49,854)

Units, end of period	85,850	98,084	586,482	658,312	431,633	474,625

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Core Bond Trust Series NAV		Core Strategy Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$212	$595	$—	$—	$543	$605
Expenses:
Mortality and expense risk and administrative charges	(29,552)	(32,398)	—	—	(365)	(429)

Net investment income (loss)	(29,340)	(31,803)	—	—	178	176

Realized gains (losses) on investments:
Capital gain distributions received	369,007	417,228	—	—	1,094	1,096
Net realized gain (loss)	127,841	164,915	—	—	(63)	(415)

Realized gains (losses)	496,848	582,143	—	—	1,031	681

Unrealized appreciation (depreciation) during the period	(528,517)	(319,488)	—	—	236	(1,434)

Net increase (decrease) in net assets from operations	(61,009)	230,852	—	—	1,445	(577)

Changes from principal transactions:
Purchase payments	1,637	2,096	—	—	—	—
Transfers between sub-accounts and the company	(96,656)	109,184	—	—	—	205
Withdrawals	(201,192)	(238,616)	—	—	(596)	(619)
Annual contract fee	(530)	(94)	—	—	(30)	—

Net increase (decrease) in net assets from principal transactions	(296,741)	(127,430)	—	—	(626)	(414)

Total increase (decrease) in net assets	(357,750)	103,422	—	—	819	(991)
Net assets at beginning of period	2,458,161	2,354,739	—	—	25,679	26,670

Net assets at end of period	$2,100,411	$2,458,161	$—	$—	$26,498	$25,679

	2016	2015	2016	2015	2016	2015
Units, beginning of period	108,811	114,669	—	—	1,827	1,870
Units issued	4,108	9,365	222	—	—	432
Units redeemed	(17,779)	(15,223)	(222)	—	(43)	(475)

Units, end of period	95,140	108,811	—	—	1,784	1,827

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series NAV		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series NAV
	2016 (b)	2015	2016 (c)	2015	2016	2015
Income:
Dividend distributions received	$74,112	$63,467	$850	$—	$666,266	$—
Expenses:
Mortality and expense risk and administrative charges	(41,392)	(44,544)	(392)	—	(974,277)	(1,120,645)

Net investment income (loss)	32,720	18,923	458	—	(308,011)	(1,120,645)

Realized gains (losses) on investments:
Capital gain distributions received	309,615	286,238	—	—	13,676,288	5,307,924
Net realized gain (loss)	26,198	89,638	2,656	—	4,131,294	5,195,184

Realized gains (losses)	335,813	375,876	2,656	—	17,807,582	10,503,108

Unrealized appreciation (depreciation) during the period	154,305	(661,044)	5,936	—	(10,575,275)	(5,683,004)

Net increase (decrease) in net assets from operations	522,838	(266,245)	9,050	—	6,924,296	3,699,459

Changes from principal transactions:
Purchase payments	7,788	33,952	—	—	219,254	178,197
Transfers between sub-accounts and the company	233,542	(150,877)	96,738	—	(988,924)	(995,896)
Withdrawals	(285,973)	(439,248)	—	—	(10,952,872)	(11,358,428)
Annual contract fee	(281)	(89)	—	—	(20,258)	(15,370)

Net increase (decrease) in net assets from principal transactions	(44,924)	(556,262)	96,738	—	(11,742,800)	(12,191,497)

Total increase (decrease) in net assets	477,914	(822,507)	105,788	—	(4,818,504)	(8,492,038)
Net assets at beginning of period	2,997,292	3,819,799	—	—	110,082,350	118,574,388

Net assets at end of period	$3,475,206	$2,997,292	$105,788	$—	$105,263,846	$110,082,350

	2016	2015	2016	2015	2016	2015
Units, beginning of period	90,778	106,745	—	—	1,126,709	1,249,752
Units issued	7,547	4,760	25,152	—	5,737	8,281
Units redeemed	(8,817)	(20,727)	(17,676)	—	(130,521)	(131,324)

Units, end of period	89,508	90,778	7,476	—	1,001,925	1,126,709

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.
(c)	Sub-account available in prior year but no activity.

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series NAV		Health Sciences Trust Series NAV		High Yield Trust Series NAV
	2016	2015	2016	2015 (c)	2016	2015
Income:
Dividend distributions received	$—	$32,964	$1	$—	$28,776	$30,940
Expenses:
Mortality and expense risk and administrative charges	(14,750)	(16,165)	(129)	(1)	(5,220)	(5,368)

Net investment income (loss)	(14,750)	16,799	(128)	(1)	23,556	25,572

Realized gains (losses) on investments:
Capital gain distributions received	—	—	149	—	—	—
Net realized gain (loss)	(1,598)	(68,640)	(1,906)	—	(4,699)	(854)

Realized gains (losses)	(1,598)	(68,640)	(1,757)	—	(4,699)	(854)

Unrealized appreciation (depreciation) during the period	35,939	(8,356)	(555)	19	35,841	(63,861)

Net increase (decrease) in net assets from operations	19,591	(60,197)	(2,440)	18	54,698	(39,143)

Changes from principal transactions:
Purchase payments	7,144	39,060	—	—	617	449
Transfers between sub-accounts and the company	(4,033)	(52,120)	18,021	707	12,520	6,058
Withdrawals	(65,391)	(133,863)	(2,404)	—	(43,272)	(8,949)
Annual contract fee	(67)	(11)	—	—	(38)	(21)

Net increase (decrease) in net assets from principal transactions	(62,347)	(146,934)	15,617	707	(30,173)	(2,463)

Total increase (decrease) in net assets	(42,756)	(207,131)	13,177	725	24,525	(41,606)
Net assets at beginning of period	1,043,997	1,251,128	725	—	366,762	408,368

Net assets at end of period	$1,001,241	$1,043,997	$13,902	$725	$391,287	$366,762

	2016	2015	2016	2015	2016	2015
Units, beginning of period	45,939	52,381	56	—	23,321	23,457
Units issued	5,842	16,542	9,698	56	807	369
Units redeemed	(8,462)	(22,984)	(8,527)	—	(2,500)	(505)

Units, end of period	43,319	45,939	1,227	56	21,628	23,321

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Value Trust Series NAV		Lifestyle Balanced MVP Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$137,090	$148,509	$24,041	$25,067	$1,401,363	$1,858,561
Expenses:
Mortality and expense risk and administrative charges	(71,473)	(87,382)	(14,851)	(16,551)	(944,569)	(1,110,073)

Net investment income (loss)	65,617	61,127	9,190	8,516	456,794	748,488

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,785,833	5,621,548
Net realized gain (loss)	(318,344)	(240,633)	(46,803)	40,716	2,567,823	3,954,746

Realized gains (losses)	(318,344)	(240,633)	(46,803)	40,716	5,353,656	9,576,294

Unrealized appreciation (depreciation) during the period	396,481	(232,941)	135,142	(183,901)	(3,506,722)	(12,978,864)

Net increase (decrease) in net assets from operations	143,754	(412,447)	97,529	(134,669)	2,303,728	(2,654,082)

Changes from principal transactions:
Purchase payments	10,840	9,575	12,475	12,687	145,246	271,144
Transfers between sub-accounts and the company	(59,634)	11,394	14,639	234,969	(227,499)	(480,938)
Withdrawals	(580,286)	(684,754)	(86,267)	(141,449)	(8,530,525)	(10,134,421)
Annual contract fee	(1,095)	(115)	(138)	(39)	(14,976)	(641)

Net increase (decrease) in net assets from principal transactions	(630,175)	(663,900)	(59,291)	106,168	(8,627,754)	(10,344,856)

Total increase (decrease) in net assets	(486,421)	(1,076,347)	38,238	(28,501)	(6,324,026)	(12,998,938)
Net assets at beginning of period	5,575,804	6,652,151	1,083,335	1,111,836	72,059,091	85,058,029

Net assets at end of period	$5,089,383	$5,575,804	$1,121,573	$1,083,335	$65,735,065	$72,059,091

	2016	2015	2016	2015	2016	2015
Units, beginning of period	225,534	250,166	76,158	71,065	1,767,510	2,013,271
Units issued	948	9,329	22,861	32,227	9,098	13,539
Units redeemed	(26,643)	(33,961)	(27,775)	(27,134)	(217,793)	(259,300)

Units, end of period	199,839	225,534	71,244	76,158	1,558,815	1,767,510

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust PS Series NAV		Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series NAV
	2016	2015	2016	2015 (c)	2016	2015
Income:
Dividend distributions received	$251,384	$320,180	$473	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(163,686)	(188,227)	(240)	(7)	(60,225)	(71,790)

Net investment income (loss)	87,698	131,953	233	(7)	(60,225)	(71,790)

Realized gains (losses) on investments:
Capital gain distributions received	258,123	230,538	481	—	333,008	1,048,965
Net realized gain (loss)	(39,392)	33,307	(266)	—	113,655	139,107

Realized gains (losses)	218,731	263,845	215	—	446,663	1,188,072

Unrealized appreciation (depreciation) during the period	230,711	(542,391)	3,405	(226)	(435,170)	(1,023,692)

Net increase (decrease) in net assets from operations	537,140	(146,593)	3,853	(233)	(48,732)	92,590

Changes from principal transactions:
Purchase payments	13,795	91,092	—	—	4,357	5,179
Transfers between sub-accounts and the company	16,791	(54,338)	44,283	5,231	(126,048)	68,050
Withdrawals	(2,325,638)	(1,309,984)	(1,597)	—	(346,915)	(691,375)
Annual contract fee	(1,603)	(43)	—	—	(644)	(94)

Net increase (decrease) in net assets from principal transactions	(2,296,655)	(1,273,273)	42,686	5,231	(469,250)	(618,240)

Total increase (decrease) in net assets	(1,759,515)	(1,419,866)	46,539	4,998	(517,982)	(525,650)
Net assets at beginning of period	12,675,324	14,095,190	4,998	—	4,827,036	5,352,686

Net assets at end of period	$10,915,809	$12,675,324	$51,537	$4,998	$4,309,054	$4,827,036

	2016	2015	2016	2015	2016	2015
Units, beginning of period	972,009	1,067,065	415	—	90,095	101,495
Units issued	7,137	6,275	3,341	415	1,619	6,063
Units redeemed	(179,682)	(101,331)	(148)	—	(10,261)	(17,463)

Units, end of period	799,464	972,009	3,608	415	81,453	90,095

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust B Series NAV		Money-Market Trust Series NAV
	2016	2015	2016 (d)	2015	2016 (a)	2015
Income:
Dividend distributions received	$9,727	$8,913	$1,748	$74	$3,910	$—
Expenses:
Mortality and expense risk and administrative charges	(9,749)	(10,123)	(15,919)	(54,017)	(30,075)	—

Net investment income (loss)	(22)	(1,210)	(14,171)	(53,943)	(26,165)	—

Realized gains (losses) on investments:
Capital gain distributions received	97,501	139,235	—	16	—	—
Net realized gain (loss)	(1,990)	51,947	—	—	—	—

Realized gains (losses)	95,511	191,182	—	16	—	—

Unrealized appreciation (depreciation) during the period	65,561	(219,778)	655	—	1	—

Net increase (decrease) in net assets from operations	161,050	(29,806)	(13,516)	(53,927)	(26,164)	—

Changes from principal transactions:
Purchase payments	1,113	777	—	4,106	—	—
Transfers between sub-accounts and the company	69,034	(35,697)	(3,922,471)	(128,065)	3,841,809	—
Withdrawals	(49,186)	(136,299)	(118,089)	(861,630)	(251,010)	—
Annual contract fee	(43)	(41)	(287)	(1,324)	(1,411)	—

Net increase (decrease) in net assets from principal transactions	20,918	(171,260)	(4,040,847)	(986,913)	3,589,388	—

Total increase (decrease) in net assets	181,968	(201,066)	(4,054,363)	(1,040,840)	3,563,224	—
Net assets at beginning of period	699,862	900,928	4,054,363	5,095,203	—	—

Net assets at end of period	$881,830	$699,862	$—	$4,054,363	$3,563,224	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	18,797	23,301	205,665	262,759	—	—
Units issued	1,833	1,659	231	1,284	201,168	—
Units redeemed	(1,219)	(6,163)	(205,896)	(58,378)	(14,890)	—

Units, end of period	19,411	18,797	—	205,665	186,278	—

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.
(d)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$553,470	$323,129	$11,475	$11,230	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(227,304)	(238,820)	(9,018)	(8,291)	(30,980)	(41,047)

Net investment income (loss)	326,166	84,309	2,457	2,939	(30,980)	(41,047)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	219,551	557,503
Net realized gain (loss)	844,430	836,534	(5,660)	(2,676)	(94,289)	61,322

Realized gains (losses)	844,430	836,534	(5,660)	(2,676)	125,262	618,825

Unrealized appreciation (depreciation) during the period	(294,940)	(730,296)	(1,514)	(3,977)	(83,429)	(883,426)

Net increase (decrease) in net assets from operations	875,656	190,547	(4,717)	(3,714)	10,853	(305,648)

Changes from principal transactions:
Purchase payments	8,238	6,826	150	150	1,424	1,167
Transfers between sub-accounts and the company	14,018	(655,370)	193,274	6,673	(71,061)	(24,156)
Withdrawals	(1,637,184)	(1,827,800)	(128,615)	(44,504)	(206,112)	(223,261)
Annual contract fee	(2,345)	(157)	(138)	(65)	(307)	(137)

Net increase (decrease) in net assets from principal transactions	(1,617,273)	(2,476,501)	64,671	(37,746)	(276,056)	(246,387)

Total increase (decrease) in net assets	(741,617)	(2,285,954)	59,954	(41,460)	(265,203)	(552,035)
Net assets at beginning of period	16,564,568	18,850,522	616,992	658,452	2,629,117	3,181,152

Net assets at end of period	$15,822,951	$16,564,568	$676,946	$616,992	$2,363,914	$2,629,117

	2016	2015	2016	2015	2016	2015
Units, beginning of period	167,134	192,897	40,660	43,126	114,033	124,263
Units issued	4,696	1,471	13,524	736	516	8,903
Units redeemed	(20,500)	(27,234)	(9,313)	(3,202)	(12,973)	(19,133)

Units, end of period	151,330	167,134	44,871	40,660	101,576	114,033

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Value Trust Series NAV		Total Bond Market Trust B Series NAV
	2016	2015 (c)	2016	2015	2016	2015
Income:
Dividend distributions received	$166	$—	$9,105	$8,109	$24,482	$27,164
Expenses:
Mortality and expense risk and administrative charges	(100)	(7)	(18,249)	(22,315)	(11,862)	(11,752)

Net investment income (loss)	66	(7)	(9,144)	(14,206)	12,620	15,412

Realized gains (losses) on investments:
Capital gain distributions received	393	—	165,793	234,425	—	—
Net realized gain (loss)	(317)	—	17,979	103,210	(2,881)	(5,053)

Realized gains (losses)	76	—	183,772	337,635	(2,881)	(5,053)

Unrealized appreciation (depreciation) during the period	1,159	(261)	76,271	(370,363)	3,929	(23,032)

Net increase (decrease) in net assets from operations	1,301	(268)	250,899	(46,934)	13,668	(12,673)

Changes from principal transactions:
Purchase payments	—	—	7,273	2,937	—	—
Transfers between sub-accounts and the company	14,503	5,231	23,626	(6,119)	13,937	282,756
Withdrawals	(1,285)	—	(393,111)	(123,635)	(140,330)	(80,632)
Annual contract fee	—	—	(142)	—	(42)	(39)

Net increase (decrease) in net assets from principal transactions	13,218	5,231	(362,354)	(126,817)	(126,435)	202,085

Total increase (decrease) in net assets	14,519	4,963	(111,455)	(173,751)	(112,767)	189,412
Net assets at beginning of period	4,963	—	1,469,460	1,643,211	964,092	774,680

Net assets at end of period	$19,482	$4,963	$1,358,005	$1,469,460	$851,325	$964,092

	2016	2015	2016	2015	2016	2015
Units, beginning of period	414	—	32,891	35,761	53,832	43,230
Units issued	1,475	414	2,529	6,832	784	23,732
Units redeemed	(528)	—	(8,601)	(9,702)	(7,676)	(13,130)

Units, end of period	1,361	414	26,819	32,891	46,940	53,832

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series NAV
	2016 (c)	2015	2016	2015
Income:
Dividend distributions received	$279	$—	$4,116	$863
Expenses:
Mortality and expense risk and administrative charges	(189)	—	(3,546)	(1,165)

Net investment income (loss)	90	—	570	(302)

Realized gains (losses) on investments:
Capital gain distributions received	130	—	—	—
Net realized gain (loss)	2,220	—	587	(1,195)

Realized gains (losses)	2,350	—	587	(1,195)

Unrealized appreciation (depreciation) during the period	1,200	—	(3,087)	436

Net increase (decrease) in net assets from operations	3,640	—	(1,930)	(1,061)

Changes from principal transactions:
Purchase payments	—	—	103,000	245,000
Transfers between sub-accounts and the company	25,984	—	37,704	48,893
Withdrawals	(6,545)	—	(167,729)	(50,868)
Annual contract fee	(7)	—	(70)	—

Net increase (decrease) in net assets from principal transactions	19,432	—	(27,095)	243,025

Total increase (decrease) in net assets	23,072	—	(29,025)	241,964
Net assets at beginning of period	—	—	292,558	50,594

Net assets at end of period	$23,072	$—	$263,533	$292,558

	2016	2015	2016	2015
Units, beginning of period	—	—	24,331	4,150
Units issued	4,549	—	59,442	66,236
Units redeemed	(2,847)	—	(61,693)	(46,055)

Units, end of period	1,702	—	22,080	24,331

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account W (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 27 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer a class of units to fund Contracts issued by the Company. This class, Series NAV, represents an interest in the same Trust Portfolio, but in a different class of that Portfolio.

As a result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series NAV	Equity Income Trust Series NAV	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016

Sub-accounts opened in 2016 are as follows:

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$290,862,315	—	—	290,862,315

Total	$290,862,315	—	—	290,862,315

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust during 2016 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$214,209	$576,158
Active Bond Trust Series NAV	2,014,643	5,181,594
Blue Chip Growth Trust Series NAV	4,805,399	3,220,356
Capital Appreciation Trust Series NAV	456,611	413,684
Core Bond Trust Series NAV	2,788	2,797
Core Strategy Trust Series NAV	1,637	991
Equity Income Trust Series NAV	647,902	350,490
Financial Industries Trust Series NAV	305,206	208,009
Fundamental All Cap Core Trust Series NAV	15,221,316	13,598,233
Global Bond Trust Series NAV	141,428	218,527
Health Sciences Trust Series NAV	116,150	100,512
High Yield Trust Series NAV	41,642	48,259
International Equity Index Trust B Series NAV	157,014	721,541
International Value Trust Series NAV	360,585	410,686
Lifestyle Balanced MVP Series NAV	4,538,792	9,916,682
Lifestyle Balanced Trust PS Series NAV	600,106	2,550,942
Mid Cap Index Trust Series NAV	45,237	1,836
Mid Cap Stock Trust Series NAV	396,852	593,319
Mid Value Trust Series NAV	177,733	60,645
Money Market Trust B Series NAV (a)	5,065	4,059,427
Money-Market Trust Series NAV	3,917,575	354,351
Real Estate Securities Trust Series NAV	1,041,883	2,332,990
Short Term Government Income Trust Series NAV	218,276	151,149
Small Cap Growth Trust Series NAV	230,099	317,583
Small Cap Index Trust Series NAV	19,908	6,230
Small Cap Value Trust Series NAV	211,456	415,852
Total Bond Market Trust B Series NAV	38,649	152,463
Total Stock Market Index Trust Series NAV	53,944	34,291
Ultra Short Term Bond Trust Series NAV	717,791	744,315

(a)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2016		86	$39.23 to $36.12	$3,149	1.40% to 1.00%	1.72%	10.53% to 10.09%
	2015		98	35.49 to 32.81	3,267	1.40 to 1.00	1.68	0.15 to -0.25
	2014		106	32.89 to 20.27	3,523	1.40 to 0.85	1.64	12.47 to 11.85
	2013		111	29.41 to 18.02	3,313	1.40 to 0.85	1.77	30.91 to 30.19
	2012		126	22.59 to 13.77	2,874	1.40 to 0.85	0.98	14.83 to 14.20

Active Bond Trust Series NAV	2016		586	119.97 to 37.84	34,047	1.40 to 0.64	3.58	3.83 to 3.05
	2015		658	115.54 to 36.72	36,869	1.40 to 0.64	4.93	-0.52 to -1.28
	2014		740	116.15 to 37.20	41,662	1.40 to 0.64	3.60	6.29 to 5.48
	2013		850	109.28 to 35.26	45,262	1.40 to 0.64	5.62	-0.44 to -1.20
	2012		959	109.77 to 35.69	51,174	1.40 to 0.64	4.05	9.06 to 8.24

Blue Chip Growth Trust Series NAV	2016		432	77.81 to 64.69	28,241	1.40 to 1.00	0.05	-0.15 to -0.55
	2015		475	77.93 to 65.05	31,203	1.40 to 1.00	0.00	10.02 to 9.58
	2014		511	59.36 to 20.24	30,628	1.40 to 0.85	0.00	8.19 to 7.59
	2013		567	55.17 to 18.71	31,610	1.40 to 0.85	0.31	40.24 to 39.47
	2012		630	39.56 to 13.34	25,171	1.40 to 0.85	0.13	17.40 to 16.76

Capital Appreciation Trust Series NAV	2016		95	23.68 to 21.81	2,100	1.40 to 1.00	0.01	-1.98 to -2.37
	2015		109	24.16 to 22.34	2,458	1.40 to 1.00	0.02	10.37 to 9.93
	2014		115	20.32 to 17.85	2,355	1.40 to 0.85	0.08	8.76 to 8.16
	2013		126	18.79 to 16.42	2,383	1.40 to 0.85	0.25	36.34 to 35.59
	2012		148	13.85 to 12.04	2,056	1.40 to 0.85	0.19	15.06 to 14.43

Core Strategy Trust Series NAV	2016		2	14.85 to 14.85	26	1.40 to 1.40	2.08	5.67 to 5.67
	2015		2	14.06 to 14.06	26	1.40 to 1.40	1.97	-1.45 to -1.45
	2014		2	14.36 to 14.26	27	1.40 to 1.00	1.77	5.09 to 4.67

Equity Income Trust Series NAV	2016	(f)	90	41.49 to 38.20	3,475	1.40 to 1.00	2.36	18.00 to 17.53
	2015		91	35.16 to 32.50	2,997	1.40 to 1.00	1.89	-7.59 to -7.96
	2014		107	35.31 to 20.84	3,820	1.40 to 0.85	1.83	6.64 to 6.05
	2013		120	33.30 to 19.54	4,048	1.40 to 0.85	1.96	28.95 to 28.24
	2012		132	25.96 to 15.15	3,478	1.40 to 0.85	2.10	16.48 to 15.85

Financial Industries Trust Series NAV	2016	(g)	7	14.15 to 14.15	106	1.40 to 1.40	3.02	17.81 to 17.81

Fundamental All Cap Core Trust Series NAV	2016		1,002	334.67 to 58.30	105,264	1.40 to 0.58	0.66	7.77 to 6.89
	2015		1,127	310.54 to 54.54	110,082	1.40 to 0.58	0.00	3.49 to 2.64
	2014		1,250	300.08 to 53.14	118,574	1.40 to 0.58	0.44	9.17 to 8.28
	2013		1,406	274.86 to 49.07	121,373	1.40 to 0.58	0.98	35.08 to 33.98
	2012		1,579	203.48 to 36.63	100,129	1.40 to 0.58	0.79	22.95 to 21.95

Global Bond Trust Series NAV	2016		43	24.94 to 22.96	1,001	1.40 to 1.00	0.00	2.12 to 1.72
	2015		46	24.42 to 22.58	1,044	1.40 to 1.00	2.79	-4.46 to -4.85
	2014		52	23.73 to 20.49	1,251	1.40 to 0.85	0.89	1.55 to 0.99
	2013		68	23.49 to 20.18	1,620	1.40 to 0.85	0.45	-6.34 to -6.85
	2012		79	25.22 to 21.54	2,007	1.40 to 0.85	7.06	6.24 to 5.67

Health Sciences Trust Series NAV	2016		1	11.38 to 11.33	14	1.40 to 1.00	0.01	-11.43 to -11.78
	2015	(g)	0	12.85 to 12.85	1	1.00 to 1.00	0.00	2.76 to 2.76

High Yield Trust Series NAV	2016		22	19.22 to 17.88	391	1.40 to 1.00	7.34	15.40 to 14.94
	2015		23	16.65 to 15.55	367	1.40 to 1.00	7.67	-9.29 to -9.65
	2014		23	19.89 to 17.21	408	1.40 to 0.85	6.68	-0.85 to -1.39
	2013		26	20.06 to 17.46	462	1.40 to 0.85	6.59	7.75 to 7.16
	2012		26	18.62 to 16.29	430	1.40 to 0.85	7.88	18.06 to 17.41

International Equity Index Trust B Series NAV	2016		200	30.68 to 25.11	5,089	1.40 to 1.00	2.62	3.39 to 2.98
	2015		226	29.68 to 24.39	5,576	1.40 to 1.00	2.33	-6.74 to -7.11
	2014		250	26.26 to 20.80	6,652	1.40 to 0.85	3.00	-5.38 to -5.90
	2013		281	27.90 to 21.98	7,949	1.40 to 0.85	2.44	13.57 to 12.95
	2012		305	24.70 to 19.36	7,614	1.40 to 0.85	1.17	16.77 to 16.13

International Value Trust Series NAV	2016		71	16.95 to 15.60	1,122	1.40 to 1.00	2.19	11.08 to 10.64
	2015		76	15.26 to 14.10	1,083	1.40 to 1.00	2.05	-8.64 to -9.00
	2014		71	15.91 to 15.50	1,112	1.40 to 0.85	2.74	-13.22 to -13.70
	2013		78	18.33 to 17.96	1,409	1.40 to 0.85	1.77	25.14 to 24.46
	2012		97	14.65 to 14.43	1,404	1.40 to 0.85	2.78	18.35 to 17.71

Lifestyle Balanced MVP Series NAV	2016		1,559	49.62 to 41.85	65,735	1.40 to 1.00	2.05	3.87 to 3.46
	2015		1,768	47.77 to 40.45	72,059	1.40 to 1.00	2.31	-3.17 to -3.56
	2014		2,013	41.95 to 17.09	85,058	1.40 to 0.85	2.68	3.38 to 2.81
	2013		2,670	40.80 to 16.53	109,622	1.40 to 0.85	2.74	11.94 to 11.33
	2012		3,053	36.65 to 14.77	112,534	1.40 to 0.85	2.18	10.96 to 10.35

Lifestyle Balanced Trust PS Series NAV	2016		799	13.82 to 13.65	10,916	1.40 to 1.00	2.13	5.11 to 4.69
	2015		972	13.15 to 13.04	12,675	1.40 to 1.00	2.36	-0.89 to -1.29
	2014		1,067	13.26 to 13.21	14,095	1.40 to 1.00	3.15	4.88 to 4.47

Mid Cap Index Trust Series NAV	2016		4	14.28 to 14.28	52	1.40 to 1.40	2.74	18.50 to 18.50

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Index Trust Series NAV	2015	(g)	0	$12.05 to $12.05	$5	1.40% to 1.40%	0.00	-3.56% to -3.56%

Mid Cap Stock Trust Series NAV	2016		81	55.36 to 38.82	4,309	1.40 to 1.00	0.00	-0.42 to -0.82
	2015		90	55.82 to 38.98	4,827	1.40 to 1.00	0.00	2.01 to 1.61
	2014		101	54.94 to 28.52	5,353	1.40 to 0.85	0.14	7.20 to 6.61
	2013		114	51.53 to 26.61	5,666	1.40 to 0.85	0.07	35.68 to 34.94
	2012		115	38.19 to 19.61	4,253	1.40 to 0.85	0.00	21.31 to 20.65

Mid Value Trust Series NAV	2016		19	47.41 to 44.11	882	1.40 to 1.00	1.23	22.86 to 22.37
	2015		19	38.59 to 36.04	699	1.40 to 1.00	1.09	-4.37 to -4.75
	2014		23	37.84 to 29.33	901	1.40 to 0.85	0.79	9.76 to 9.16
	2013		24	34.67 to 26.72	839	1.40 to 0.85	1.09	30.36 to 29.65
	2012		24	26.74 to 20.50	663	1.40 to 0.85	0.87	18.54 to 17.89

Money Market Trust B Series NAV	2016	(h)	0	28.89 to 14.72	0	1.40 to 1.00	0.14	-0.29 to -0.42
	2015		206	28.97 to 14.78	4,054	1.40 to 1.00	0.00	-0.99 to -1.38
	2014		263	14.99 to 10.75	5,095	1.40 to 0.85	0.00	-0.84 to -1.39
	2013		395	15.20 to 10.85	7,290	1.40 to 0.85	0.01	-0.83 to -1.38
	2012		507	15.41 to 10.94	9,530	1.40 to 0.85	0.04	-0.80 to -1.34

Money -Market Trust Series NAV	2016	(e)	186	28.72 to 14.59	3,563	1.40 to 1.00	0.16	-0.57 to -0.83

Real Estate Securities Trust Series NAV	2016		151	113.46 to 104.06	15,823	1.40 to 1.00	3.36	5.90 to 5.47
	2015		167	107.14 to 98.66	16,565	1.40 to 1.00	1.87	1.78 to 1.37
	2014		193	97.32 to 35.48	18,851	1.40 to 0.85	1.67	30.64 to 29.92
	2013		208	74.91 to 27.16	15,631	1.40 to 0.85	1.88	-0.90 to -1.44
	2012		228	76.00 to 27.40	17,411	1.40 to 0.85	1.72	16.35 to 15.71

Short Term Government Income Trust Series NAV	2016		45	15.15 to 15.05	677	1.40 to 1.00	1.58	-0.38 to -0.78
	2015		41	15.21 to 15.16	617	1.40 to 1.00	1.77	-0.31 to -0.71
	2014		43	15.27 to 11.70	658	1.40 to 0.85	2.00	0.34 to -0.21
	2013		48	15.30 to 11.66	730	1.40 to 0.85	2.03	-1.58 to -2.12
	2012		54	15.64 to 11.85	849	1.40 to 0.85	1.57	0.33 to -0.22

Small Cap Growth Trust Series NAV	2016		102	24.87 to 22.90	2,364	1.40 to 1.00	0.00	1.25 to 0.85
	2015		114	24.56 to 22.70	2,629	1.40 to 1.00	0.00	-9.69 to -10.05
	2014		124	25.25 to 25.24	3,181	1.40 to 0.85	0.00	6.69 to 6.11
	2013		141	23.79 to 23.66	3,392	1.40 to 0.85	0.00	42.99 to 42.21
	2012		186	16.73 to 16.55	3,143	1.40 to 0.85	0.00	15.54 to 14.91

Small Cap Index Trust Series NAV	2016		1	14.31 to 14.31	19	1.40 to 1.40	2.33	19.33 to 19.33
	2015	(g)	0	11.99 to 11.99	5	1.40 to 1.40	0.00	-4.05 to -4.05

Small Cap Value Trust Series NAV	2016		27	54.09 to 14.61	1,358	1.40 to 1.00	0.70	21.46 to 20.97
	2015		33	44.72 to 44.72	1,471	1.40 to 1.40	0.51	-2.68 to -2.68
	2014		36	45.95 to 45.95	1,643	1.40 to 1.40	0.72	5.76 to 5.76
	2013		41	43.45 to 43.45	1,778	1.40 to 1.40	0.56	31.48 to 31.48
	2012		49	33.05 to 33.05	1,606	1.40 to 1.40	0.84	14.18 to 14.18

Total Bond Market Trust B Series NAV	2016		47	18.93 to 17.61	851	1.40 to 1.00	2.56	1.43 to 1.02
	2015		54	18.66 to 17.43	964	1.40 to 1.00	2.86	-0.69 to -1.09
	2014		43	17.63 to 16.89	775	1.40 to 0.85	3.02	5.16 to 4.59
	2013		54	16.85 to 16.06	924	1.40 to 0.85	3.04	-3.26 to -3.79
	2012		80	17.52 to 16.60	1,417	1.40 to 0.85	1.60	3.21 to 2.65

Total Stock Market Index Trust Series NAV	2016	(g)	2	13.55 to 13.55	23	1.40 to 1.40	2.05	10.82 to 10.82

Ultra Short Term Bond Trust Series NAV	2016		22	12.11 to 11.94	264	1.40 to 1.00	1.60	-0.34 to -0.74
	2015		24	12.15 to 12.02	293	1.40 to 1.00	1.03	-0.98 to -1.38
	2014		4	12.27 to 12.19	51	1.40 to 1.00	0.61	-0.97 to -1.36
	2013		1	12.39 to 12.36	16	1.40 to 1.00	0.00	-0.85 to -1.12

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

(g)	Sub-account available in prior year but no activity.

(h)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.58% and 1.40% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

27

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
February 1, 2000	John Hancock Mutual Life Insurance Company	John Hancock Life Insurance Company*
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC
January 1, 2010	John Hancock Variable Annuity Account U	John Hancock Life Insurance Company (U.S.A.) Separate Account W

*	Effective January 1, 2010, John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) merged into John Hancock Life Insurance Company (U.S.A.) with the latter becoming the owner of all of JHLICO’s and JHVLICO’s assets.

* * * * *

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account W. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(B)	EXHIBITS:

1.	(a)	John Hancock Board Resolution establishing the Continuing Separate Account, dated January 14, 1985, included in Post- Effective Amendment No. 37 to Registration Statement, File No. 2-38827, filed April 26, 1995.

	(b)	John Hancock Life Insurance Company (U.S.A.) Board Resolutions dated September 28, 2009 accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account W - incorporated by reference to Exhibit (24)(b)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164146, filed on January 4, 2010.

2.	Not Applicable.

3.	(a)	Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post—Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement - incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.	(a)	Form of periodic payment deferred annuity contract (80-70), included in Post-Effective Amendment No. 17 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

	(b)	Form of single premium deferred annuity contract (78-71), included in Post-Effective Amendment No. 14 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in April 1978.

	(c)	Form of single premium immediate annuity contract (80-72), included in Post-Effective Amendment No. 17 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

	(d)	Forms of endorsement (92-8 and 92-9) for periodic premium deferred annuity contracts to reflect separate account restructuring, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

	(e)	Form of endorsement (92-10) for single premium deferred annuity contract to reflect separate account restructuring, Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

	(f)	Forms of endorsement (92-11, 92-12 and 92-13) for single premium immediate annuity contracts to reflect separate account restructuring, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

	(g)	Forms of endorsement (92-7) containing distribution provisions applicable to certain plans, included in Post-Effective Amendment No. 37 to this File No. 2-38827, filed April 26, 1995.

	(h)	Form of Endorsement dated December 31, 2009 applicable to contracts, policies or certificates as a result of the merger of John Hancock Life Insurance Company into John Hancock Life Insurance Company (U.S.A.)—incorporated by reference to Exhibit (24)(b)(1)(h) to this initial Registration Statement filed on Form N-4, File No. 333-164146, filed on January 4, 2010.

5.	(a)	Form of periodic premium deferred annuity contract application (80-70), included in Post-Effective Amendment No. 17 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

	(b)	Form of single premium deferred annuity contract application (78-71), included in Post-Effective Amendment No. 14 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in April 1978.

	(c)	Form of single premium immediate annuity contract application (80-72), included in Post-Effective Amendment No. 17 to Form N-1 Registration Statement of John Hancock Variable Account A (File No. 2-38827) filed in December 1979.

6.	(a)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(b)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

(c)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

(d)	By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated December 2, 1992.—Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(e)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated June 7, 2000. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(f)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated March 12, 1999.—Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(g)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

(h)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

(i)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

(j)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

7.	Not Applicable.

8.	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York—incorporated by reference to Exhibit (24)(b)(8)(a) to this initial Registration Statement filed on Form N-4, File No. 333-164146, filed on January 4, 2010.

	(b)	(1)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

		(2)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

9.	(a)	Opinion and Consent of Counsel, is hereby incorporated by reference to the Registrant’s Post-Effective Amendment No. 28, filed with the Commission on February 2, 1987.

	(b)	Opinion and Consent of Counsel—incorporated by reference to Exhibit (24)(b)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164146, filed on January 4, 2010.

10.	(a)	Representation of Counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

(b)	Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH]

(c)	Powers of Attorney for: James R. Boyle; Thomas Borshoff; Ruth Ann Fleming; James D. Gallagher; Scott S. Hartz; Rex Schlaybaugh, Jr.; and John G. Vrysen—incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164146, filed on January 4, 2010.

(d)	Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement filed on Form N-4, File No. 333-164146, filed on May 2, 2012.

(e)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, File No. 333-164146, filed on April 30, 2013.

(f)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(B)(10)(f) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-164146, filed on April 25, 2013.

(g)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(B)(10)(g) to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-164146, filed on April 28, 2014.

(h)	Power of Attorney for Linda A. Davis Watters. [FILED HEREWITH]

11.	Not Applicable.

12.	Not Applicable.

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel, and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Peter Gordon*	Executive Vice President
Timothy W. Ramza*	Executive Vice President
Halina K. von dem Hagen**	Executive Vice President and Treasurer
John C.S. Anderson***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
William McPadden***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Anthony Teta*	Senior Vice President
Brooks Tingle***	Senior Vice President
Leo Zerilli*	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong*	Vice President
Kevin Askew*	Vice President
William Ball†	Vice President
William D. Bertrand***	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
Daniel C. Budde***	Vice President
Rick A. Carlson*	Vice President
Bob Carroll*	Vice President
Brian Collins*	Vice President
Paul M. Crowley***	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue†	Vice President
Melvyn D’Souza**	Vice President, Treasury
Paul Gallagher*	Vice President
Ann Gencarella***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Charlie Philbrook*	Vice President and Chief Risk Officer
David Plumb*	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Keri Rogers†	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Rob Stanley*	Vice President
Tony Todisco*	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2016 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(3)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(4) (Alberta)
Manulife Property Limited Partnership II (Ontario)(5)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2016 Manulife Financial Corporation (Canada) For External Use The Manufacturers John Hancock Life Insurance Reassurance Company Company Ltd. (Canada) (Bermuda) Manulife Asset Manulife Bank of PT Asuransi Management Manulife Holdings Manulife Holdings Canada Jiwa Manulife (North America) (1) (Bermuda) Limited (Alberta) Limited (Canada) Indonesia Limited 95% (Bermuda) (Alberta) (Indonesia) (Canada) Manulife Asset PT Manulife John Hancock First North American Manulife Financial Manufacturers Management Aset Manajemen Financial Insurance Company Asia Limited P&C Limited (Europe) Limited Indonesia Corporation (Canada) (Hong Kong) (Barbados) (England) (Indonesia) (Delaware) Manulife Asset Manulife Manulife Manulife Insurance Manufacturers Life The Manufacturers Management Berkshire Insurance International Life Insurance (Thailand) Public Reinsurance Limited Investment Holdings (Canada) Services Inc. Holdings Limited Company Company Limited (Barbados) Corporation Inc. (Ontario) (Thailand) 98% (Bermuda) (Japan) (Michigan) (Canada) 72% Manulife Asset Manulife Asset Manulife Manulife Asset JH Investments John Hancock Life John Hancock Management Management (Singapore) Management 28% Insurance Company John Hancock Manulife (Delaware) LLC (Thailand) Company (Japan) Limited Insurance Agency, Limited Pte. Ltd. Subsidiaries LLC Reinsurance Limited (Delaware) Limited (Japan) (U.S.A.) Inc. (Canada) (Singapore) (Delaware) (Bermuda) (Thailand) (Michigan) (Delaware) Manulife Asset Manulife Securities The Manufacturers John Hancock Management John Hancock John Hancock Manulife EIS Services Investment Services Life Insurance Co. (Singapore) Pte. Life & Health Insurance Company Reinsurance (Bermuda) Limited Inc. Financial Network, (Phils.), Inc. Ltd. Insurance Company of Vermont (Bermuda) Limited (Bermuda) (Canada) Inc. (Philippines) (Singapore) (Massachusetts) (Vermont) (Bermuda) (Massachusetts) 60% Manulife Asset Manulife Securities Manulife Chinabank Manulife Hancock Natural Management Manulife John Hancock Regional Power Inc. Incorporated Life Assurance (International) Resource Group, International (Vietnam) Limited Distributors LLC (Canada) (Ontario) Corporation Limited Inc. Holdings Limited (Vietnam) (Delaware) (Philippines) (Bermuda) (Delaware) (Barbados) 51% Manulife-Sinochem Manulife Asset NAL Resources Manulife Asset John Hancock Life Manulife Asset Manulife Assurance Life Insurance Management Management Management Insurance Company Management (US) Company of Canada Co. Ltd. (Vietnam) Company Limited (Hong Kong) Limited of New York LLC (Canada) (China) Limited (Canada) (Hong Kong) (New York) (Delaware) (Vietnam) 40% Manulife Western John Hancock Manulife Resources Manulife Asset Holdings Limited Manulife Holdings Manulife Investment John Hancock Limited Management (2) Partnership (5) Berhad* (Cambodia) PLC Management Advisers, LLC (Canada) 59.5% (Taiwan) Co., Ltd. 99.9% (Alberta) (Malaysia) (Cambodia) 60% Services, LLC (Delaware) (Taiwan) (Delaware) Manulife Property Manulife Asset Manulife Property Manulife Insurance John Hancock Limited Partnership Management Indirect Control Limited Partnership Berhad Funds, LLC (3) II Services Berhad Direct Control (Ontario) (4) (Malaysia) (Delaware) (Ontario) (Malaysia) (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (5) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

ITEM 27.	NUMBER OF CONTRACT OWNERS

Outstanding, as of March 31, 2017, were 1,471 qualified contracts and 1,069 nonqualified contracts of the series offered.

ITEM 28.	INDEMNIFICATION

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.	PRINCIPAL UNDERWRITERS

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)	None.

ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31.	MANAGEMENT SERVICES

Not applicable.

ITEM 32.	UNDERTAKINGS

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (the “Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April, 2017.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

*/s/ Thomas J. Loftus Thomas J. Loftus	Senior Counsel—Annuities
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(B)(10)(b)	Consent of independent registered public accounting firm

24(B)(10)(h)	Power of Attorney for Linda A. Davis Watters